SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 2
                                    FORM S-6

                               FILE NO. 333-42257
                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

A.       Exact name of trust:       IDS Life of New York Account 8

B.       Name of depositor:         IDS LIFE INSURANCE COMPANY OF NEW YORK

C.       Complete address of depositor's principal executive offices:

         20 Madison Avenue Ext. Albany, NY  12203

D.       Name and complete address of agent for service:

                            Mary Ellyn Minenko, Esq.
                           IDS Life Insurance Company
                                  IDS Tower 10
                        Minneapolis, Minnesota 55440-0010

It is proposed that this filing will become effective, (check appropriate box)

   [ ]  immediately  upon  filing  pursuant to  paragraph  (b)
   [X] on May 1, 2000 pursuant to paragraph (b) or as soon as practicable
   [ ] 60 days after filing pursuant to paragraph  (a)(1)
   [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.   Title of securities being registered:

         Flexible Premium Survivorship Variable Life Insurance Policy

F.   Approximate date of proposed public offering: not applicable.

FLEXIBLE PREMIUM SURVIVORSHIP
VARIABLE LIFE INSURANCE POLICY

PROSPECTUS
MAY 1, 2000

IDS LIFE OF NEW YORK ACCOUNT 8

ISSUED AND SOLD BY:  IDS LIFE INSURANCE COMPANY OF NEW YORK
                     20 Madison Avenue Extension
                     Albany, New York 12203
                     Telephone: (800) 541-2251

This prospectus contains information about the insurance policy that you should know before investing. You will receive prospectuses for the underlying funds that are investment options under your policy. Please read all prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS POLICY IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS POLICY INVOLVES INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

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                                                     PROSPECTUS -- MAY 1, 2000 1

TABLE OF CONTENTS

THE POLICY IN BRIEF .........................     3
KEY TERMS ...................................     6
THE VARIABLE ACCOUNT ........................     8
THE FUNDS ...................................     9
IDS Life Series Fund - Equity Portfolio .....     9
IDS Life Series Fund - Government Securities
  Portfolio .................................     9
IDS Life Series Fund - Income Portfolio .....     9
IDS Life Series Fund - International Equity
  Portfolio .................................     9
IDS Life Series Fund - Managed Portfolio ....     9
IDS Life Series Fund - Money Market
  Portfolio .................................     9
AIM V.I. Growth and Income Fund .............     9
Putnam VT New Opportunities Fund - Class IA
  Shares ....................................     9
Fund objectives .............................    10
Relationship between funds and
  subaccounts ...............................    10
RATES OF RETURN OF THE FUNDS AND
  SUBACCOUNTS ...............................    11
THE FIXED ACCOUNT ...........................    13
PURCHASING YOUR POLICY ......................    13
Application .................................    13
Right to examine policy .....................    14
Premiums ....................................    14
KEEPING THE POLICY IN FORCE .................    15
Death benefit guarantee to age 100 ..........    15
Minimum initial premium period ..............    15
Grace period ................................    16
Reinstatement ...............................    16
LOADS, FEES AND CHARGES .....................    17
Premium expense charge ......................    17
Monthly deduction ...........................    17
Surrender charge ............................    18
Partial surrender fee .......................    18
Mortality and expense risk charge ...........    19
Fund expenses ...............................    19
POLICY VALUE ................................    20
Fixed account value .........................    20
Subaccount values ...........................    20
PROCEEDS PAYABLE UPON DEATH .................    23
Change in death benefit option ..............    24
Changes in specified amount .................    25
Misstatement of age or sex ..................    25
Suicide .....................................    25
Beneficiary .................................    25
TRANSFERS BETWEEN THE FIXED ACCOUNT AND
  SUBACCOUNTS ...............................    26
Fixed account transfer policies .............    26
Minimum transfer amounts ....................    26
Maximum transfer amounts ....................    26
Maximum number of transfers per year ........    26
Two ways to request a transfer, loan or
  surrender .................................    27
Automated transfers .........................    27
Automated dollar-cost averaging .............    28
POLICY LOANS ................................    29
POLICY SURRENDERS ...........................    30
Total surrenders ............................    30
Partial surrenders ..........................    30
Allocation of partial surrenders ............    30
Effects of partial surrenders ...............    30
Taxes .......................................    30
Exchange Right ..............................    31
OPTIONAL INSURANCE BENEFITS .................    31
Four-Year Term Insurance Rider ..............    31
Policy Split Option Rider ...................    31
PAYMENT OF POLICY PROCEEDS ..................    31
FEDERAL TAXES ...............................    34
IDS Life of New York's tax status ...........    34
Taxation of policy proceeds .................    34
Modified endowment contracts ................    35
Other tax considerations ....................    35
IDS LIFE OF NEW YORK ........................    36
Ownership ...................................    36
State regulation ............................    37
Distribution of the policy ..................    37
Legal proceedings ...........................    37
Year 2000 ...................................    37
Experts .....................................    38
MANAGEMENT OF IDS LIFE OF NEW YORK ..........    38
OTHER FUND MANAGERS .........................    40
OTHER INFORMATION ...........................    40
Substitution of investments .................    40
Voting rights ...............................    40
Reports .....................................    41
POLICY ILLUSTRATIONS ........................    42

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2      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

THE POLICY IN BRIEF

PURPOSE: The purpose of the policy is to provide life insurance protection on two insureds and to build policy value. The policy provides a death benefit that is payable to the beneficiary upon the last surviving insured's death. As in the case of other life insurance policies, it may not be advantageous to purchase this policy as a replacement for, or an addition to an existing life insurance policy. The policy allows you, as the owner, to allocate your net premiums or transfer policy value, to:

THE VARIABLE ACCOUNT, consisting of subaccounts, each of which invests in a fund with a particular investment objective. You may direct premiums to any or all eight of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed. (p. 8)

THE FIXED ACCOUNT, which earns interest at rates that are adjusted periodically by IDS Life of New York. This rate will never be lower than 4%. (p. 13)

PURCHASING YOUR POLICY: To apply, send a completed application and premium payment to IDS Life of New York's home office. You will need to provide medical and other evidence that the persons you propose to insure (yourself or someone else) is insurable according to our underwriting rules before we can accept your application. (p. 13)

RIGHT TO EXAMINE POLICY: You may return your policy for any reason and receive a full refund of your premiums by mailing us the policy and a written request for cancellation within a specified period. (p. 14)

PREMIUMS: In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may make additional unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the youngest insured's attained insurance age
100. We may refuse premiums in order to comply with the Code. (p. 14)

DBG-100: A feature of the policy guaranteeing that the policy will not lapse before the youngest insured's attained insurance age 100. This feature is in effect if you meet certain premium payment requirements. (p. 15)

MINIMUM INITIAL PREMIUM PERIOD: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements. (p. 15)

GRACE PERIOD: If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction, and neither the DBG-100 nor the minimum initial premium period is in effect, you will have 61 days to pay the premium needed so that the next three monthly deductions can be paid. If you don't, the policy will lapse. (p. 16)

REINSTATEMENT: If your policy lapses, it can be reinstated within five years. The reinstatement is subject to certain conditions including evidence of insurability satisfactory to IDS Life of New York and the payment of a sufficient premium. The DBG-100 can not be reinstated. (p. 16)

LOADS, FEES AND CHARGES: You pay the following charges, either directly (such as deductions from your premium payments or your policy value), or indirectly (as deductions from the underlying funds.) These charges primarily compensate
IDS Life of New York for administering and distributing the policy as well as paying policy benefits and assuming related risks:

- PREMIUM EXPENSE CHARGE -- charge deducted from each premium payment to cover some distribution expenses, state and local premium taxes and federal taxes. (p. 17)

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                                                     PROSPECTUS -- MAY 1, 2000 3

- MONTHLY DEDUCTION -- charged against the value of your policy each month (prior to the youngest insured's attained insurance age 100), covering the cost of insurance, cost of issuing the policy, certain administrative expenses and optional insurance benefits. (p. 17)

- SURRENDER CHARGE -- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first 15 years. The surrender charge is a deferred charge for costs of issuing the policy. We base it on the initial specified amount. (p. 18)

- PARTIAL SURRENDER FEE -- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, whichever is less. (p. 18)

- MORTALITY AND EXPENSE RISK CHARGE -- applies only to the subaccounts; equals, on an annual basis, 0.9% of the average daily net asset value of the subaccounts. (p. 19)

- FUND EXPENSES -- applies only to the underlying funds and consists of investment management fees, taxes, brokerage commissions and nonadvisory expenses. (p. 19)

PROCEEDS PAYABLE UPON DEATH: Prior to the youngest insured's attained insurance age 100, your policy's death benefit can never be less than the specified amount, less outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

- OPTION 1 LEVEL AMOUNT: The death benefit is the greater of the specified amount or a percentage of policy value.

- OPTION 2 VARIABLE AMOUNT: The death benefit is the greater of the specified amount plus the policy value or a percentage of policy value.

You may change the death benefit option or specified amount within certain limits; doing so generally will affect policy charges.

On the youngest insured's attained insurance age 100, the proceeds payable will be the cash surrender value. (p. 23)

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) We reserve the right to limit transfers to no more than five transfers per year by phone or mail. You can also arrange for automated transfers on a monthly, quarterly, semiannual or annual basis. (p. 26)

POLICY LOANS: You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit and policy value. A loan may also have tax consequences if your policy lapses or you surrender it. (p. 29)

POLICY SURRENDERS: You may cancel this policy while it is in force and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges. (p. 30)

EXCHANGE RIGHT: For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. (p. 31)

PAYMENT OF POLICY PROCEEDS: We will pay policy proceeds when you surrender the policy, the last surviving insured dies or upon the youngest insured's attained insurance age 100. You or the beneficiary may choose whether you want us to make a lump sum payment or payments under one or more of certain options. (p. 31)

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4      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

FEDERAL TAXES: The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. When the proceeds are paid on the youngest insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any proceeds you receive through full or partial surrender, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and also may be subject to an additional 10% IRS penalty tax if you are younger than 59 1/2. A policy is considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p. 34)

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                                                     PROSPECTUS -- MAY 1, 2000 5

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR POLICY.

ACCUMULATION UNIT: An accounting unit used to calculate the policy value of the subaccounts.

ATTAINED INSURANCE AGE: Each insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

CASH SURRENDER VALUE: Proceeds received if the policy is surrendered in full or the amount payable on the youngest insured's attained insurance age 100. The cash surrender value equals the policy value minus indebtedness, minus any applicable surrender charges.

CLOSE OF BUSINESS: Closing time of the New York Stock Exchange, normally 4 p.m., Eastern time.

CODE: The Internal Revenue Code of 1986, as amended.

DEATH BENEFIT GUARANTEE TO AGE 100 (DBG-100): A feature of the policy guaranteeing that the policy will not lapse before the youngest insured's attained insurance age 100. This feature is in effect if you meet certain premium payment requirements.

DEATH BENEFIT GUARANTEE TO AGE 100 (DBG-100) PREMIUM: The premium required to keep the DBG-100 in effect. The DBG-100 premium is shown in your policy. It depends on each insured's sex, insurance age, risk classification, optional insurance benefits added by rider and the initial specified amount.

FIXED ACCOUNT: The general investment account of IDS Life of New York. The fixed account is made up of all of IDS Life of New York's assets other than those held in any separate account.

FIXED ACCOUNT VALUE: The portion of the policy value that you allocate to the fixed account, including indebtedness.

FUNDS: Mutual funds or portfolios, each with a different investment objective (See "The funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

IDS LIFE OF NEW YORK: In this prospectus, "we," "us," "our" and "IDS Life of New York" refer to IDS Life Insurance Company of New York.

INDEBTEDNESS: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

INSURANCE AGE: Each insured's age based upon his or her last birthday on the date of the application.

INSUREDS: The persons whose lives are insured by the policy.

MINIMUM INITIAL PREMIUM PERIOD: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.

MONTHLY DATE: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

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6      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

NET AMOUNT AT RISK: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

NET PREMIUM: The premium paid minus the premium expense charge.

OWNER: The entity(ies) to which, or individual(s) to whom, we issue the policy, or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

POLICY ANNIVERSARY: The same day and month as the policy date each year the policy remains in force.

POLICY DATE: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

POLICY VALUE: The sum of the fixed account value plus the variable account value.

PROCEEDS: The amount payable under the policy as follows:

- Upon death of the last surviving insured prior to the youngest insured's attained insurance age 100, proceeds will be the death benefit in effect as of the date of that insured's death, minus any indebtedness.

- Upon the youngest insured's attained insurance age 100, proceeds will be the cash surrender value.

- On surrender of the policy, the proceeds will be the cash surrender value.

RISK CLASSIFICATION: A group of insureds that IDS Life of New York expects will have similar mortality experience.

SCHEDULED PREMIUM: A premium you select at the time of application, of a level amount, at a fixed interval of time.

SPECIFIED AMOUNT: An amount we use to determine the death benefit and the proceeds payable upon death of the last surviving insured prior to the youngest insured's attained insurance age 100. We show the initial specified amount in your policy.

SUBACCOUNT(S): One or more of the investment divisions of the variable account, each of which invests in a particular fund.

SURRENDER CHARGE: A contingent deferred issue and administration expense charge we assess against the policy value at the time of surrender during the first 15 years of the policy.

VALUATION DATE: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.

VALUATION PERIOD: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

VARIABLE ACCOUNT: IDS Life Variable Life of New York Account 8 consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.

VARIABLE ACCOUNT VALUE: The sum of the values that you allocate to the subaccounts of the variable account.

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                                                     PROSPECTUS -- MAY 1, 2000 7

THE VARIABLE ACCOUNT

We established the variable account on Sept. 12, 1985, under New York law. It is registered as a single unit investment trust under the Investment Company Act of 1940. The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. This registration does not involve any SEC supervision of the accounts management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. State insurance law provides that we will not charge a variable subaccount with liabilities of any other subaccount or of any other business conducted by IDS Life of New York. Other variable life insurance policies that are not described in this prospectus also invest in subaccounts of the variable account. At all times, IDS Life of New York will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all contracts participating in the subaccount.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know what the additional guidance will be or when action will be taken. We reserve the right to modify this policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

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8      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

THE FUNDS

SUBACCOUNT     INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES                  INVESTMENT ADVISOR OR MANAGER
 Equity        IDS Life Series Fund -     Objective: capital appreciation. Invests primarily  IDS Life Insurance Company (IDS
               Equity Portfolio           in common stocks and other securities convertible   Life), investment manager;
                                          into common stock.                                  American Express Financial
                                                                                              Corporation (AEFC) investment
                                                                                              advisor.
 Government    IDS Life Series Fund -     Objective: to provide a high current return and     IDS Life, investment manager;
 Securities    Government Securities      safety of principal. Invests primarily in debt      AEFC, investment advisor
               Portfolio                  obligations issued or guaranteed as to principal
                                          and interest by the U.S. government, its agencies
                                          and instrumentalities.
 Income        IDS Life Series Fund -     Objective: to maximize current income while         IDS Life, investment manager;
               Income Portfolio           attempting to conserve the value of the investment  AEFC, investment advisor and to continue the high level of income for the
                                          longest period of time. At least 50% of net assets
                                          normally will be invested in high-quality,
                                          lower-risk corporate bonds, unrated corporate
                                          bonds believed to have the same investment
                                          qualities and government bonds. Other investments
                                          may include lower-rated corporate bonds, bonds and
                                          common stocks sold together as a unit, preferred
                                          stock and foreign securities.
               IDS Life Series Fund -     Objective: capital appreciation. Invests primarily  IDS Life, investment manager;
International  International Equity       in common stocks of foreign issuers and foreign     AEFC, investment advisor
 Equity        Portfolio                  securities convertible into common stock. Other
                                          investments may include certain international
                                          bonds if the portfolio manager believes they have
                                          greater potential for capital appreciation than
                                          equities.
 Managed       IDS Life Series Fund -     Objective: to maximize total investment return      IDS Life, investment manager;
               Managed Portfolio          through a combination of capital appreciation and   AEFC, investment advisor
                                          current income. If the investment manager believes
                                          the stock market will be moving higher, it can
                                          emphasize stocks that offer potential for
                                          appreciation. At other times, the manager may
                                          increase the portfolio's holdings in bonds and
                                          money-market securities providing high current
                                          income.
 Money Market  IDS Life Series Fund -     Objective: to provide maximum current income        IDS Life, investment manager;
               Money Market Portfolio     consistent with liquidity and conservation of       AEFC, investment advisor
                                          capital. Invests in relatively short-term money
                                          market securities, such as marketable debt
                                          securities issued or guaranteed as to principal
                                          and interest by the U.S. government or its
                                          agencies or instrumentalities, bank certificates
                                          of deposit, bankers' acceptances, letters of
                                          credit and high-grade commercial paper.
 YGI           AIM V.I. Growth and        Objective: to seek growth of capital with a         A I M Advisors Inc.
               Income Fund                secondary objective of current income.
 YNO           Putnam VT New              Objective: seeks long-term capital appreciation by  Putnam Investment Management, Inc.
               Opportunities Fund -       investing principally in common stocks of
               Class IA Shares            companies in sectors of the economy which Putnam
                                          Management believes possess above-average
                                          long-term growth potential.

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                                                     PROSPECTUS -- MAY 1, 2000 9

FUND OBJECTIVES
The investment objectives and policies of some of the funds may be similar to the investment objectives and policies of other mutual funds that the investment advisor or its affiliates manage. Although the objectives and policies may be similar, each fund will have its own portfolio holdings and its own fees and expenses. Accordingly, each fund will have its own investment results, and those may differ significantly from other funds with similar investment objectives and policies.

The investment managers and advisors cannot guarantee that the funds will meet their investment objectives. Please read the fund prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

All funds are available to serve as the underlying investments for variable life insurance policies. Some funds also are available to serve as investment options for variable annuities and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, life insurance policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

DIVERSIFICATION: The Internal Revenue Service (IRS) has issued final regulations relating to diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS
Each subaccount buys shares on the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.

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10      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

RATES OF RETURN OF THE FUNDS AND SUBACCOUNTS

This section presents rates of return, first for the funds and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. After this date, the section shows actual rates of return. All charges and expenses mentioned in the section are explained fully under "Loads, fees and charges."

RATES OF RETURN OF FUNDS In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable portfolio expenses (including the investment management fees and nonadvisory expenses) for the periods indicated assuming reinvestment of dividends and capital gains. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. If these charges were reflected, the illustrated rate of return would have been lower. Past performance is no guarantee of future results.

PERIOD ENDING 12/31/99
                                                                     10 YEARS OR
FUND                                1 YEAR      3 YEARS  5 YEARS  SINCE COMMENCEMENT
 IDS LIFE SERIES FUND, INC.
 Equity Portfolio (Beta
   1.31)(1) (1/86)(2)                   80.89%  33.69%   31.72%            22.62%
 Government Securities
   Portfolio (1/86)(2)                  (1.97)   4.89     6.69              6.87
 Income Portfolio (1/86)(2)               .44    4.61     7.48              7.78
 International Equity
   Portfolio (10/94)(2)                 37.04   20.93    25.00             23.69
 Managed Portfolio (Beta
   0.73)(1) (1/86)(2)                   24.62   18.91    18.05             15.89
 Money Market Portfolio
   (1/86)(2)                             4.72    4.96     5.01              4.82
 AIM VARIABLE INSURANCE FUNDS, INC.
 AIM V.I. Growth and Income
   Fund (5/94)(2)                       34.25      --    28.18             24.49
 PUTNAM VARIABLE TRUST
 Putnam VT New Opportunities
   Fund - Class IA Shares
   (5/94)(2)                            69.35      --    32.89             30.36

(1) Beta is a volatility measure based on calculations of the fund's monthly returns compared to the S&P 500 Index. A beta less than 1 indicates performance that is less volatile than the market; a beta more than 1 indicates performance that is more volatile than the market.
(2)  (Commencement date of the fund.)

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                                                    PROSPECTUS -- MAY 1, 2000 11

RATES OF RETURN OF SUBACCOUNTS: Average annual rates of return in the following table reflect all charges incurred by the funds and charges against the subaccounts (including the mortality and expense risk charge). The rates do not reflect the premium expense charge, surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been lower.

Performance information for the subaccounts may appear from time to time in advertisements or sales literature. We show actual performance from the date the subaccounts began investing in the funds. Although we base performance figures on historical earnings, past performance does not guarantee future results.

PERIOD ENDING 12/31/99
                                                          SINCE COMMENCEMENT OF THE SUBACCOUNTS
                                                                                        10 YEARS OR
      SUBACCOUNT        INVESTING IN                   1 YEAR      3 YEARS  5 YEARS  SINCE COMMENCEMENT
 IDS LIFE SERIES FUND, INC.
 Equity                 Equity
                        Portfolio (8/87)(1)                79.28%  32.50%   30.54%            21.52%
 Government Securities  Government Securities
                        Portfolio (8/87)(1)                (2.85)   3.95     5.73              5.90
 Income                 Income
                        Portfolio (8/87)(1)                (0.47)   3.66     6.51              6.81
 International Equity   International Equity
                        Portfolio (10/94)(1)               35.82   19.85    23.88             22.58
 Managed                Managed
                        Portfolio (8/87)(1)                23.50   17.85    16.98             14.77
 Money Market           Money Market
                        Portfolio (8/87)(1)
                        (5.54% - Simple, 5.70% -
                        Compound)(2)                        3.77    4.01     4.08              3.89
 AIM VARIABLE INSURANCE FUNDS, INC.
 YGI                    AIM V.I. Growth and
                        Income Fund (11/96)(1,3)           33.05      --    27.16             23.37
 PUTNAM VARIABLE TRUST
 YNO                    Putnam VT New
                        Opportunities Fund -
                        Class IA
                        Shares (11/96)(1,3)                67.84      --    31.71             29.16

(1)  (Commencement date of the subaccount.)
(2) The 7-day yield, shown here in parenthesis, more closely reflects the current earnings of the fund than the total return quotation.
(3) Performance is since commencement date of the funds (5/94) as if the policy had invested in the fund at that time.

--------------------------------------------------------------------------------

12      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

THE FIXED ACCOUNT

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers between the fixed account and subaccounts").

The fixed account is the general investment account of IDS Life of New York. It includes all assets owned by IDS Life of New York other than those in the variable account and other separate accounts. Subject to applicable law, IDS Life of New York has sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, IDS Life of New York guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4%, independent of the actual investment experience of the account. IDS Life of New York bears the full investment risk for amounts allocated to the fixed account. IDS Life of New York is not obligated to credit interest at any rate higher than 4.0%, although we may do so at our sole discretion. Rates higher than 4.0% will change from time to time, at the discretion of IDS Life of New York and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in elect for new and existing IDS Life of New York policies, product design, competition and IDS Life of New York's review and expenses.

We will not credit interest in excess of 4% on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

PURCHASING YOUR POLICY

APPLICATION
To apply for coverage, complete an application and send it with your premium payment to IDS Life of New York's home office. In your application, you:

- select a specified amount of insurance;

- select a death benefit option;

- designate a beneficiary; and

- state how premiums are to be allocated among the fixed account and/or the subaccounts.

INSURABILITY: Before issuing your policy, we require satisfactory evidence of the insurability of the persons whose lives you propose to insure. Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individuals are insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premiums you have paid.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 13

AGE LIMIT: The policy is available only to persons age 35 and older. In addition, IDS Life of New York generally will not issue a policy to persons over the insurance age of 85. We may, however, do so at its sole discretion.

RISK CLASSIFICATION: The risk classification for each insured is based on that insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction. (See "Loads, fees and charges" and "Optional insurance benefits.")

OTHER CONDITIONS: In addition to proving insurability, you and the insureds must also meet certain conditions, stated in the application form, before coverage will become effective and your policy is issued to you. The lives insured may be covered under the terms of a conditional insurance agreement prior to a policy being issued.

INCONTESTABILITY: IDS Life of New York will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the lifetime of either insured for two years from the policy date, IDS Life of New York cannot contest the policy.

RIGHT TO EXAMINE POLICY
You may return your policy for any reason and receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to IDS Life of New York's home office or your financial advisor, with a written request for cancellation:

- by the 10th day after you receive it after IDS Life of New York mails or personally delivers a written notice of withdrawal right; or

- the 45th day after you sign your application

On the date your request is postmarked or received, the policy will immediately be considered void from the start.

PREMIUMS

PAYMENT OF PREMIUMS: In applying for your policy, you decide how much you intend to pay and how often you will make payments. DURING THE EARLY POLICY YEARS UNTIL THE POLICY VALUE IS SUFFICIENT TO COVER THE SURRENDER CHARGE, IDS LIFE OF
NEW YORK REQUIRES THAT YOU PAY THE MINIMUM INITIAL PREMIUMS.

You may schedule payments annually, semiannually or quarterly. (IDS Life of New York must approve payment at any other interval. We show this premium schedule in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction, or if you have paid sufficient premium to keep the DBG-100 or the minimum initial premium period in effect.

You may also change the amount and frequency of scheduled premium payments by written request. IDS Life of New York reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the DBG-100 or the minimum initial premium period remain in effect.

PREMIUM LIMITATIONS: You may make unscheduled premium payments at any time and in an amount of at least $50. IDS Life of New York reserves the right to limit the number and amount of unscheduled premium payments.

No premium payments, scheduled or unscheduled, are allowed on or after the youngest insured's attained insurance age 100.

--------------------------------------------------------------------------------

14      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

Also, in order to receive favorable tax treatment under the Code, premiums paid during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as they are paid, or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

ALLOCATION OF PREMIUMS: Until the policy date, we hold all premiums in the fixed account, and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees and charges.

We convert any amount that you allocate to a subaccount into accumulation units of that subaccount, as explained under "Policy value." Similarly, when you transfer value between subaccounts, we convert accumulation units in one subaccount into cash value, which we then convert into accumulation units of the second subaccount.

KEEPING THE POLICY IN FORCE

This section includes a description of the policy provisions that determine if the policy will remain in force or lapse (terminate). It is important that you understand them so the appropriate premium payments are made to ensure that insurance coverage meets your objectives.

If you wish to have a guarantee that the policy will remain in force until the youngest insured's attained insurance age 100 regardless of investment performance, you should pay at least the DBG-100 premiums.

If you wish to pay a lower premium and are not concerned with a long-term guarantee that the policy will remain in force regardless of investment performance, you can pay premiums so that the cash surrender value on each monthly date is sufficient to pay the monthly deduction. However, during the minimum initial premium period, you must pay at least the minimum initial premium until the policy value is greater than the surrender charge and the cash surrender value is sufficient to pay the monthly deduction.

DEATH BENEFIT GUARANTEE TO AGE 100
The DBG-100 provides that your policy will remain in force until the youngest insured's attained insurance age 100 even if the cash surrender value is insufficient to pay the monthly deduction. The DBG-100 will remain in effect, as long as:

- the sum of premiums paid; minus

- partial surrenders minus

- outstanding indebtedness; equals or exceeds

- the DBG-100 premiums due since the policy date.

The DBG-100 premium is shown in the policy.

If, on a monthly date, you have not paid enough premiums to keep the DBG-100 in effect, an additional period of 61 days will be allowed for you to pay a premium sufficient to bring your total up to the required minimum. If you do not pay this amount within 61 days, the DBG-100 will terminate. If the DBG-100 is not in effect, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. Although the policy can be reinstated as explained below, the DBG-100 cannot be reinstated.

MINIMUM INITIAL PREMIUM PERIOD
To allow you to purchase this policy for the lowest premium possible, you may choose to pay only the minimum initial premium during the minimum initial premium period as long as the policy value minus indebtedness equals or exceeds the monthly

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 15
deduction. The policy will not enter the grace period during the minimum initial premium period as shown in your policy under "Policy Data," if:

1. on a monthly date, the policy value minus indebtedness equals or exceeds the monthly deduction for the policy month following such monthly date; and

2. the sum of all premiums paid, minus any partial surrenders, and minus any indebtedness equals or exceeds the minimum initial premium, as shown in your policy under "Policy Data," times the number of months since the policy date, including the current month.

The minimum initial period is:
    3 years if the youngest insured's insurance age is 35-39
    2 years if the youngest insured's insurance age is 40-49
    1 year if the youngest insured's insurance age is 50 and over

GRACE PERIOD
If the cash surrender value of the policy becomes less than that needed to pay the monthly deduction and neither the DBG-100 nor the minimum initial premium period is in effect, you will have 61 days to pay the required premium amount. If the required premium is not paid, the policy will lapse.

IDS Life of New York will mail a notice to your last known address, requesting payment of the premium needed so that the next three monthly deductions can be made. If we receive this premium before the end of the 61-day grace period, we will use the payment to pay all monthly deductions and any other charges then due. Any balance will be added to the policy value and allocate it in the same manner as other premium payments.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See "Federal taxes.") If the last surviving insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit.

REINSTATEMENT
Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, IDS Life of New York will require:

- a written request;

- evidence satisfactory to IDS Life of New York that both insureds remain insurable or evidence for the last surviving insured and due proof that the first death occurred before the date of lapse;

- payment of a premium that will keep the policy in force for at least three months;

- payment of the monthly deductions that were not collected during the grace period; and

- payment or reinstatement of any indebtedness.

The effective date of a reinstated policy will be the monthly date on or next following the day IDS Life of New York accepts your application for reinstatement. The suicide period (see "Proceeds payable upon death") will apply from the effective date of reinstatement. Surrender charges will also be reinstated.

IDS Life of New York will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.

--------------------------------------------------------------------------------

16      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

LOADS, FEES AND CHARGES

Policy charges compensate IDS Life of New York for:

- providing the insurance benefits of the policy;

- issuing the policy;

- administering the policy;

- assuming certain risks in connection with the policy; and

- distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.

PREMIUM EXPENSE CHARGE
We deduct this charge from each premium payment. The amount remaining after the deduction, called the net premium, is credited to the account(s) you have selected. The premium expense charge has three parts:

SALES CHARGE: 7.25% of all premiums paid. Partially compensates IDS Life of New York for expenses in distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature.

PREMIUM TAX CHARGE: 1.0% of each premium payment. Compensates IDS Life of New York for paying taxes imposed by the State of New York on premiums received by insurance companies.

FEDERAL TAX CHARGE: 1.25% of each premium payment. Compensates IDS Life of New York for paying Federal taxes resulting from the sale of the policy and is a reasonable charge in relation to IDS Life of New York's federal tax burden. IDS Life of New York reserves the right to change the amount of this charge if applicable federal law changes IDS Life of New York's federal tax burden subject to the approval of the Superintendent of Insurance.

MONTHLY DEDUCTION
On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

1. the cost of insurance for the policy month;

2. the policy fee shown in your policy; and

3. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the three components below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% will be taken from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by written request.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

- you do not specify the accounts from which the monthly deduction is to be taken; or

- the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 17

If the cash surrender value of your policy is not enough to pay the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the DBG-100 or the minimum initial premium period is in effect. (See Death benefit guarantee to age 100, Minimum initial premium period;" also "Grace period" and "Reinstatement.")

COMPONENTS OF THE MONTHLY DEDUCTION:

1.  COST OF INSURANCE: the cost providing the death benefit under your policy.

The cost of insurance for a policy month is calculated as:

                             [a  X  (b - c)]  +  d

where:

(a) IS THE MONTHLY COST OF INSURANCE RATE based on each insureds insurance age, duration of coverage, sex and risk classification. Generally, the cost of insurance rate will increase as the attained insurance age of each insured increases.

We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same risk classification. However, rates will not exceed the Guaranteed Annual Maximum Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker or Nonsmoker Mortality Tables, Age Last Birthday.

(b) IS THE DEATH BENEFIT on the monthly date divided by 1.0032737 (which reduces IDS Life of New York's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%).

(c) IS THE POLICY VALUE on the monthly date. At this point, the policy value has been reduced by the policy fee and any charges for optional riders.

(d) IS ANY FLAT EXTRA INSURANCE CHARGES assessed as a result of special underwriting considerations.

2. POLICY FEE: $30 per month for the first 15 policy years. This charge reimburses IDS Life of New York for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $30 per month.

3. OPTIONAL INSURANCE BENEFIT CHARGES: charges for any optional benefits added to the policy by rider. (See "Optional insurance benefits.")

SURRENDER CHARGE
If you surrender your policy or the policy lapses during the first 15 policy years, we will assess a surrender charge. The surrender charge is a contingent deferred issue and administration expense charge. It reimburses IDS Life of New York for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. This charge is $4 per thousand dollars of initial specified amount. It remains level during the first five policy years and then decreases monthly until it is zero at the end of 15 policy years.

PARTIAL SURRENDER FEE
If you surrender part of the value of your policy, you will be charged $25 (or 2% of the amount surrendered, if less). This fee is guaranteed not to increase for the duration of your policy.

--------------------------------------------------------------------------------

18      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

MORTALITY AND EXPENSE RISK CHARGE
This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the daily net asset value of the subaccounts -- a level guaranteed for the life of the policy. Computed daily, the charge compensates IDS Life of New York for:

- MORTALITY RISK -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

- EXPENSE RISK -- the risk that the policy fee and the contingent deferred issue and administration expense charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to IDS Life of New York for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the sales charge discussed earlier. Any further deficit will have to be made up from IDS Life of New York's general assets.

FUND EXPENSES
The investment managers and advisors receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges. The table below will help you understand the expenses that the funds pay.

ANNUAL OPERATING EXPENSES OF THE FUNDS
                                             MANAGEMENT  12B-1   OTHER
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS     FEES     FEES   EXPENSES  TOTAL
 IDS Life Series Fund - Equity Portfolio         0.70%     --     0.03    0.73%(1)
 IDS Life Series Fund - Government
   Securities Portfolio (after expense
   limitation)                                   0.70%     --     0.10(2) 0.80%(1)
 IDS Life Series Fund - Income Portfolio         0.70%     --     0.05    0.75%(1)
 IDS Life Series Fund - International
   Equity Portfolio                              0.95%     --     0.10    1.05%(1)
 IDS Life Series Fund - Managed Portfolio        0.70%     --     0.04    0.74%(1)
 IDS Life Series Fund - Money Market
   Portfolio                                     0.50%     --     0.10    0.60%(1)
 AIM V.I. Growth and Income Fund                 0.61%     --     0.16    0.77%(3)
 Putnam VT New Opportunities Fund -
   Class IA Shares                               0.54%     --     0.05    0.59%(3)

(1)  Annual operating expenses for the fiscal year ended April 30, 1999.

(2) IDS Life has agreed to a voluntary limit of 0.1%, on an annual basis, of the average daily net assets of each of the IDS Life Series Fund Portfolios for other expenses like taxes and brokerage commissions and for nonadvisory expenses. If the 0.1% limitation had not been in place, these other expenses would have been 0.17% for IDS Life Series Fund-Government Securities Portfolio. IDS Life reserves the right to discontinue limiting these other expenses at 0.1%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit
(3) Figures in "Management Fees," "Other Expenses" and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 1999.

IDS Life of New York has entered into certain agreements under which it is compensated by the advisors and/or distributors of the AIM V.I. Growth and Income Fund and Putnam VT New Opportunities Fund for the administrative services it provides to these funds.

OTHER INFORMATION ON CHARGES
IDS Life of New York may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 19

POLICY VALUE

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

FIXED ACCOUNT VALUE
The value in the fixed account on the policy date (when the policy is issued) equals the portion of your initial net premium that you have allocated to the fixed account, plus interest accrued before the policy date, minus the portion of the monthly deduction for the first policy month that you have allocated to the fixed account.

On any later date, the value in the fixed account equals:

- the value on the previous monthly date; plus

- net premiums allocated to the fixed account since the last monthly date; plus

- any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus

- accrued interest on all of the above; minus

- any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus

- any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus

- interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus

- any portion of the monthly deduction for the coming month that is allocated to the fixed account if the date of calculation is a monthly date.

SUBACCOUNT VALUES
The value in each subaccount changes daily, depending on the investment performance of the fund in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You, as owner, bear the entire investment risk.

CALCULATION OF SUBACCOUNT VALUE: The value in each subaccount on the policy date equals the portion of your initial net premium allocated to that subaccount plus interest accrued before the policy date, minus the portion of the monthly deduction for the first policy month that you have allocated to that subaccount. The value of each subaccount on each subsequent valuation date equals:

- the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus

- net premiums received and allocated to the subaccount during the current valuation period; plus

- any transfers to the subaccount (from the fixed account or other subaccounts, including loan repayment transfers) during the period; minus

- any transfers from the subaccount including loan transfers during the current valuation period; minus

- any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus

- any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

--------------------------------------------------------------------------------

20      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

ACCUMULATION UNITS: The policy value allocated to each subaccount is converted into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, a certain number of accumulation units are credited to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, a certain number of accumulation units are subtracted.

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they're related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying fund and on certain charges. Here's how unit values are calculated:

NUMBER OF UNITS: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current value for each subaccount equals the last value times the current net investment factor.

NET INVESTMENT FACTOR: Determined at the end of each valuation period, this factor equals

                              (a DIVIDED BY b) - c

where:

(a) equals:

- net asset value per share of the fund; plus

- per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus

- any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

(b) equals:

- net asset value per share of the fund at the end of the preceding valuation period; plus

- any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

(c) is a percentage factor representing the mortality and expense risk charge, as described in "Loads, fees and charges," above.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 21

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

- additional purchase payments allocated to the subaccounts;

- transfers into or out of the subaccount(s);

- partial surrenders and partial surrender fees;

- surrender charges; and/or

- monthly deductions

Accumulation unit values will fluctuate due to:

- changes in underlying funds(s) net asset value;

- dividends distributed to the subaccount(s);

- capital gains or losses of underlying funds;

- fund operating expenses; and/or

- mortality and expense risk charges

--------------------------------------------------------------------------------

22      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

PROCEEDS PAYABLE UPON DEATH

We will pay a benefit to the beneficiary of the policy when the last surviving insured dies.

If that death is prior to the youngest insured's attained insurance age 100, the amount payable is based on the specified amount and death benefit option you have selected, as described below, less any indebtedness.

On the youngest insured's attained insurance age 100, the amount payable is the cash surrender value.

OPTION 1 (LEVEL AMOUNT): Under this option, the policy's value is part of the specified amount. The Option 1 death benefit is the greater of:

- the specified amount on the date of the last surviving insured's death; or

- the applicable percentage of the policy value on the date of the last surviving insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death. (See table below.)

Youngest insured's attained insurance age in the table below refers to the youngest life insured or the age such person would have reached.

APPLICABLE PERCENTAGE TABLE
   YOUNGEST       APPLICABLE      YOUNGEST      APPLICABLE
   INSURED'S     PERCENTAGE OF    INSURED'S    PERCENTAGE OF
   ATTAINED         POLICY        ATTAINED        POLICY
 INSURANCE AGE       VALUE      INSURANCE AGE      VALUE
  40 or younger         250%         61               128%
  41                    243          62               126
  42                    236          63               124
  43                    229          64               122
  44                    222          65               120
  45                    215          66               119
  46                    209          67               118
  47                    203          68               117
  48                    197          69               116
  49                    191          70               115
  50                    185          71               113
  51                    178          72               111
  52                    171          73               109
  53                    164          74               107
  54                    157         75-95             105
  55                    150          96               104
  56                    146          97               103
  57                    142          98               102
  58                    138          99               101
  59                    134          100              100
  60                    130

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 23

The percentage is designed to ensure that the policy meets the provisions of Federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

OPTION 2 (VARIABLE AMOUNT): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

- the policy value plus the specified amount; or

- the applicable percentage of policy value on the date of the last surviving insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death. (See table above.)

EXAMPLES:                                  OPTION 1    OPTION 2
 specified amount                         $1,000,000  $1,000,000
 policy value                             $   50,000  $   50,000
 death benefit                            $1,000,000  $1,050,000
 policy value increases to                $   80,000  $   80,000
 death benefit                            $1,000,000  $1,080,000
 policy value decreases to                $   30,000  $   30,000
 death benefit                            $1,000,000  $1,030,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because IDS Life of New York's net amount at risk is generally lower; for this reason, the monthly deduction is less, and a larger portion of your premiums and investment returns is retained in the policy value.

CHANGE IN DEATH BENEFIT OPTION
You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

IF YOU CHANGE FROM OPTION 1 TO OPTION 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting specified amount would fall below the minimum amount shown in policy.

IF YOU CHANGE FROM OPTION 2 TO OPTION 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following cost:

- Monthly deduction because the cost of insurance benefits depends upon the specified amount.

- Minimum monthly premium.

- Charges for certain optional insurance benefits.

The surrender charge will not be affected.

--------------------------------------------------------------------------------

24      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

CHANGES IN SPECIFIED AMOUNT
Subject to certain limitations, you may make a written request to decrease the specified amount at any time. Decreases in specified amount may have tax implications, discussed in the section "Modified endowment contracts" under "Federal taxes."

DECREASES: Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum specified amount shown in the policy. If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

A decrease in specified amount will affect your costs as follows:

- Your monthly deduction will decrease because the cost of insurance charge depends on the specified amount.

- Charges for certain optional insurance benefits may decrease.

- The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

INCREASES: Increases in specified amount are not permitted. If you wish to purchase additional insurance, you should purchase an additional policy. Currently, we do not charge the policy fee for the additional policy.

MISSTATEMENT OF AGE OR SEX
If an insured's age or sex has been misstated, the proceeds payable upon the last surviving insured's death will be:

- the policy value on the date of death; plus

- the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

- the amount of any outstanding indebtedness on the date of death.

SUICIDE
If either of the insureds dies by suicide while sane or insane within two years from the policy date, the only amount payable will be the premiums paid, minus any indebtedness and partial surrenders. The policy will terminate as of the date of the first death by suicide.

BENEFICIARY
Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to IDS Life of New York, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the last surviving insured, the beneficiary will be you or your estate.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 25

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, we will process your transfer request at the end of the valuation period during which your request is received. There is no charge for transfers. Before transferring policy value, you should consider the risks involved in switching investments.

We may suspend or modify the transfer privilege at any time with the necessary approval of the SEC and the New York Superintendent of Insurance. Transfers involving the fixed account are subject to the restrictions below.

FIXED ACCOUNT TRANSFER POLICIES

- You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

- If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

- If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange right.")

MINIMUM TRANSFER AMOUNTS
From a subaccount to another subaccount or the fixed account:

- For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.

- For automated transfers -- $50.

From the fixed account to a subaccount: $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

- For automated transfers -- $50.

MAXIMUM TRANSFER AMOUNTS
From a subaccount to another subaccount or the fixed account:

- None.

From the fixed account to a subaccount:

- Entire fixed account balance minus any outstanding indebtedness.

MAXIMUM NUMBER OF TRANSFERS PER YEAR
We reserve the right to limit mail and telephone transfers to twelve per policy year. Twelve automated transfers per policy year are allowed.

--------------------------------------------------------------------------------

26      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER
Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender.

 1 BY LETTER:
--------------------------------------------------------------------------------

REGULAR MAIL:
IDS LIFE INSURANCE COMPANY OF NEW YORK
P.O. BOX 5144
ALBANY, NY 12205

EXPRESS MAIL:
IDS LIFE INSURANCE COMPANY OF NEW YORK
20 MADISON AVE. EXTENSION
ALBANY, NY 12203

 2 BY PHONE:
--------------------------------------------------------------------------------

Call between 8 a.m. and 6 p.m. (Monday-Thursday); 8 a.m. and 4:30 p.m. (Friday) All Eastern Times:
1-800-541-2251 (TOLL FREE) OR
(518) 869-8613 (ALBANY AREA)

- We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use mail procedure as an alternative.

- We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and tape recording calls. As long as we follow these procedures, neither IDS Life of New York nor its affiliates will be liable for any loss resulting from fraudulent requests.

- We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write to IDS Life of New York and tell us.

AUTOMATED TRANSFERS
In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

AUTOMATED TRANSFER POLICIES:

- Minimum automated transfer: $50

- Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

- You can start or stop this service by written request. You must allow seven days for us to change any instructions that currently are in place.

- You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 27

- If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

- If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

- If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

- Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

AUTOMATED DOLLAR-COST AVERAGING
You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value(s) of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

                                HOW DOLLAR-COST AVERAGING WORKS
--------------------------------------------------------------------------------

                                  AMOUNT   ACCUMULATION  NUMBER OF UNITS
             MONTH               INVESTED   UNIT VALUE      PURCHASED
 By investing an            Jan    $100        $20               5.00
 equal number of            Feb     100         16               6.25
 dollars each month...      Mar     100          9              11.11
 you automatically          Apr     100          5              20.00
 buy more units             May     100          7              14.29
 when the per unit         June     100         10              10.00
 market price is low...    July     100         15               6.67
 and fewer units            Aug     100         20               5.00
 when the per unit         Sept     100         17               5.88
 market price is high.      Oct     100         12               8.33

You have paid an average price of only $10.81 per unit over the 10 months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

--------------------------------------------------------------------------------

28      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

POLICY LOANS

You may borrow against your policy by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts" for address and phone numbers for your requests.) We will process your loan request at the end of the valuation period during which we receive your request. (Loans by telephone are limited to $50,000.)

INTEREST RATE: The interest rate for policy loans is 6% per year. After the policy's 10th anniversary we expect to reduce the loan interest rate to 4% per year. Interest is charged daily and due at the end of the policy year.

MINIMUM LOAN: $500 or the remaining loan value, whichever is less.

MAXIMUM LOAN:

- 85% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

PAYMENT OF LOANED FUNDS: Generally, we will pay loans within seven days after we receive your request (with certain exceptions -- see "Deferral of payments," under "Payment of policy proceeds").

ALLOCATION OF LOANS TO ACCOUNTS: If you do not specify whether the loan is to come from the fixed account or the subaccounts, we will take it from the subaccounts and the fixed account in proportion to their values, minus indebtedness. When a loan is made from a subaccount, accumulation units are redeemed and the proceeds transferred into the fixed account. We will credit the policy value loaned with 4% annual interest.

REPAYMENTS: We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $50.

OVERDUE INTEREST: If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take such interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the interest so allocated, we will take all of the interest from all of the accounts in proportion to their value, minus indebtedness.

EFFECTS OF POLICY LOANS: If you do not repay your loan, it will reduce the death benefit and policy value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money borrowed against the subaccounts will not share in the investment results of the relevant fund(s).

A loan may terminate the DBG-100 or the minimum initial premium period. The loan amount is deducted from total premiums paid, which may reduce the total below the level required to keep the DBG-100 or the minimum initial premium period in effect.

TAXES: If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you generally will be liable for taxes on the excess. (See "Federal taxes.")

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 29

POLICY SURRENDERS

You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers between the fixed account and subaccounts.") We will process your surrender request at the end of the valuation period during which your request is received. We may require that you return your policy.

We will normally process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of payments," under "Payment of policy proceeds.")

TOTAL SURRENDERS
If you totally surrender your policy, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, fees and charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.

PARTIAL SURRENDERS
After the first policy year, you may surrender any amount from $500 up to 85% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) You will be charged a partial surrender fee, described under "Loads, fees and charges."

ALLOCATION OF PARTIAL SURRENDERS
Unless you specify otherwise, IDS Life of New York will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which your request is received. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

EFFECTS OF PARTIAL SURRENDERS

- A partial surrender will reduce the policy value by the amount of the partial surrender and fee.

- A partial surrender will reduce the death benefit by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

- A partial surrender may terminate the DBG-100 or the minimum initial premium period. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the DBG-100 or the minimum initial premium period in effect.

- If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. IDS Life of New York will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Proceeds payable upon death.")

- If Option 2 is in effect, a partial surrender does not affect the specified amount.

TAXES
Upon surrender, you will generally be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. (See "Federal taxes.")

--------------------------------------------------------------------------------

30      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

EXCHANGE RIGHT
For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We will automatically credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the five-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification(s) or issue age. Only the method of funding the policy value will be affected.

OPTIONAL INSURANCE BENEFITS

You may choose to add the following benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). More detailed information on these benefits is in your policy.

FOUR-YEAR TERM INSURANCE RIDER (FYT): FYT provides four-year term insurance. An additional death benefit is paid if both insureds die during the first four years of the policy.

POLICY SPLIT OPTION RIDER (PSO): PSO permits a policy to be split into two individual permanent plans of life insurance then offered by IDS Life of New York for exchange, one on the life of each insured, upon the occurrence of a divorce of the insureds or certain changes in federal estate tax law. (See "Federal taxes.")

PAYMENT OF POLICY PROCEEDS

Proceeds will be paid when:

- you surrender the policy;

- the last surviving insured dies; or

- the youngest insured's attained insurance age 100.

We pay all proceeds by check. We will compute the amount of the death benefit and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year on single sum death proceeds, from the date of the last surviving insured's death to the settlement date (the date on which proceeds are paid in a lump sum or first placed under a payment option).

PAYMENT OPTIONS: During an insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option, unless you say that he or she can't.) You decide how much of the proceeds will be placed under each option (minimum: $5,000). Any such amount will be transferred to IDS Life of New York's general account. Unless we agree otherwise, payments under all options must be made to a natural person.

You may also make a written request to us to change a prior choice of payment option or, if we agree to elect a payment option other than the three below, if we agree.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 31

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender as described in "Taxation of policy proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of policy proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The remainder of the proceeds will be used to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. We describe an owner's investment in the policy in "Taxation of policy proceeds." All payments made after the investment in the policy is fully recovered will be subject to tax. Amounts paid under Option B or Option C that are subject to tax may also be subject to an additional 10% penalty tax. (See "Penalty tax" under "Federal Taxes.")

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and thus are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income subject to tax, and a portion of each payment will be considered a return of the beneficiary's investment in the policy. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. All payments made after the investment in the policy is fully recovered will be subject to tax.

OPTION A -- INTEREST PAYMENTS: We will pay interest on any proceeds placed under this option at a rate of 3% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain, or you may place them under a different payment option approved by us.

OPTION B -- PAYMENTS FOR A SPECIFIED PERIOD: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

            PAYMENT PERIOD (YEARS)  MONTHLY PAYMENT PER $1,000 PLACED UNDER OPTION B
                      10                                 $9.61
                      15                                  6.87
                      20                                  5.51
                      25                                  4.71
                      30                                  4.18

We will furnish monthly amounts for other payment periods at your request without charge.

OPTION C -- LIFETIME INCOME: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years. The amount of each monthly payment per $1,000 placed under this option will be

--------------------------------------------------------------------------------

32      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK
based on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee's last birthday) minus an adjustment as follows:

  CALENDAR YEAR OF PAYEE'S BIRTH  ADJUSTMENT  CALENDAR YEAR OF PAYEE'S BIRTH  ADJUSTMENT
        Before 1920                      0              1945-1949                    6
        1920-1924                        1              1950-1959                    7
        1925-1929                        2              1960-1969                    8
        1930-1934                        3              1970-1979                    9
        1935-1939                        4              1980-1989                   10
        1940-1944                        5              After 1989                  11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

ADJUSTED
  AGE              LIFE INCOME PER $1,000 WITH
 PAYEE               PAYMENTS GUARANTEED FOR
-------------------------------------------------------
             10 YEARS        15 YEARS       20 YEARS
           MALE    FEMALE  MALE   FEMALE  MALE   FEMALE
    50     $4.22   $3.89   $4.17  $3.86   $4.08  $3.82
    55      4.62    4.22    4.53   4.18    4.39   4.11
    60      5.14    4.66    4.96   4.57    4.71   4.44
    65      5.81    5.22    5.46   5.05    5.02   4.79
    70      6.61    5.96    5.96   5.60    5.27   5.12
    75      7.49    6.89    6.38   6.14    5.42   5.35

DEFERRAL OF PAYMENTS: We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

- the payments derive from a premium payment made by a check that has not cleared the banking system (good payment has not been collected);

- the NYSE is closed (other than customary weekend and holiday closings);

- in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 4% for the period of postponement.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 33

FEDERAL TAXES

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life of New York's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the Internal Revenue Service
(IRS) currently interprets them; both the laws and their interpretation may change.

The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. IDS Life of New York reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

IDS LIFE OF NEW YORK'S TAX STATUS
IDS Life of New York is taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of IDS Life of New York, although their operations are treated separately in accounting and financial statements. Investment income from the subaccounts is reinvested and becomes part of the subaccounts' value. This investment income, including realized capital gains, is not taxed to IDS Life of New York, and therefore no charge is made against the subaccounts for federal income taxes. IDS Life of New York reserves the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in IDS Life of New York's tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS
The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. When the proceeds are paid on the youngest insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, policy loan or assignment of policy value, or payment options may be subject to federal income tax as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment.

                SOURCE OF PROCEEDS                        TAXABLE PORTION OF PRE-DEATH PROCEEDS

FULL SURRENDER:                                     Amount received plus any indebtedness, minus your
                                                    investment in the policy.*
------------------------------------------------------------------------------------------------------
LAPSE:                                              Any outstanding indebtedness minus your investment
                                                    in the policy.*
------------------------------------------------------------------------------------------------------
PARTIAL SURRENDERS                                  Lesser of:
  (MODIFIED ENDOWMENTS):                            the amount received or policy value minus your
                                                    investment in the policy.*
------------------------------------------------------------------------------------------------------
POLICY LOANS AND ASSIGNMENTS                        Lesser of:
  (MODIFIED ENDOWMENTS):                            the amount of the loan/assignment or policy value
                                                    minus your investment in the policy.*
------------------------------------------------------------------------------------------------------
PARTIAL SURRENDERS                                  Generally, if the amount received is greater than
  (OTHER POLICIES):                                 your investment in the policy,* the amount in
                                                    excess of your investment is taxable. However,
                                                    during the first 15 policy years, a different
                                                    amount may be taxable if the partial surrender
                                                    results in or is necessitated by a reduction in
                                                    benefits.
------------------------------------------------------------------------------------------------------
POLICY LOANS AND ASSIGNMENTS                        None
  (OTHER POLICIES):
------------------------------------------------------------------------------------------------------
PAYMENT OPTIONS:                                    If proceeds of the policy will be paid under one
                                                    of the payment options, see the "Payment option"
                                                    under "Payment of policy proceeds" section for tax
                                                    information.
------------------------------------------------------------------------------------------------------

  * The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

--------------------------------------------------------------------------------

34      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

MODIFIED ENDOWMENT CONTRACTS
In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:

- you apply for it or materially change it on or after June 21, 1988 and

- the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

Also, any life insurance policy you receive in exchange for a modified endowment is itself a modified endowment.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification on the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

REDUCTIONS IN BENEFITS: When benefits are reduced, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premium that can be paid without exceeding modified endowment limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment even if you do not pay any further premiums.

DISTRIBUTIONS AFFECTED: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment, which are presumed to be taken in anticipation of that event.

SERIAL PURCHASE OF MODIFIED ENDOWMENTS: The IRS treats all modified endowments issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year are treated as one policy in determining the amount of any loan or distribution that is taxable.

PENALTY TAX: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, lapse, partial surrender, policy loan or assignment of policy value, or certain payment options may be subject to a 10% penalty tax unless:

- the distribution occurs after the owner attains age 59 1/2;

- the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7); or

- the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

POLICY SPLIT OPTION RIDER: The Policy Split Option Rider permits a policy to be split into two individual permanent plans of insurance then offered by IDS Life of New York for exchange, one on the life of each insured, upon the occurrence of a divorce of the insureds or certain changes in federal estate tax law. A policy split could have adverse tax consequences; for example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the policy at the time of the split. In addition, it is not clear whether, in all circumstances, the individual contracts that result from a policy split would be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 35
contracts would be classified as modified endowment contracts. Before you exercise rights provided by the policy split option, it is important that you consult with a competent tax advisor regarding the possible consequences of a policy split.

INTEREST PAID ON POLICY LOANS: If the loan is used for personal purposes, such interest is not tax-deductible. Other rules apply if the loan is used for trade or business or investment purposes, or if the policy is owned by a business or a corporation.

POLICY CHANGES: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

OTHER TAXES: Federal estate tax, state and local estate tax, inheritance tax, gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances.

TAX-DEFERRED RETIREMENT PLANS: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.

IDS LIFE OF NEW YORK

IDS Life of New York is a stock life insurance company organized under the laws of the State of New York in 1972. Our address is 20 Madison Ave. Extension, Albany, NY 12203.

IDS Life of New York is licensed in New York and North Dakota, and it conducts a conventional life insurance business in the state of New York. All annuity contracts and insurance policies issued by IDS Life of New York, including the policy described in this prospectus, are non-participating.

OWNERSHIP
IDS Life of New York, a New York Corporation, is a wholly-owned subsidiary of IDS Life, a Minnesota Corporation, which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC, a Delaware Corporation, is a wholly-owned subsidiary of American Express Company.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the American Express-Registered Trademark- Funds, AEFC manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management as of the most recent fiscal year were more than $262 billion.

--------------------------------------------------------------------------------

36      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

STATE REGULATION
IDS Life of New York is subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. IDS Life of New York files an annual statement in a prescribed form with New York's Department of Insurance. IDS Life of New York's books and accounts are subject to review by the New York Department of Insurance at all times and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies.

DISTRIBUTION OF THE POLICY
American Express Financial Advisors Inc., a registered broker/dealer and an affiliate of IDS Life of New York, is the sole distributor of the policy. IDS Life of New York pays its representatives a commission of up to 50% of the initial target premium (annualized) when the policy is sold, plus 2% of all premiums in excess of the target premium. IDS Life of New York also pays approximately 27% of the total representative's commission to the field vice presidents and district sales managers of the selling representative.

LEGAL PROCEEDINGS
A number of lawsuits have been filed against life and health insurers in jurisdictions in which IDS Life of New York and its affiliates do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. IDS Life is a defendant in three class action lawsuits of this nature. IDS Life of New York is a named defendant in one of these suits. RICHARD W. AND ELIZABETH THORESEN VS. AEFC, AMERICAN CENTURION LIFE ASSURANCE COMPANY, AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, AMERICAN PARTNERS LIFE INSURANCE COMPANY, IDS LIFE INSURANCE COMPANY AND IDS LIFE INSURANCE COMPANY OF NEW YORK which was commenced in Minnesota State Court in October 1998. The action was brought by individuals who purchased an annuity in a qualified plan. The plaintiffs allege that the sale of annuities in tax-deferred contributory retirement investment plans (e.g. IRAs) is never appropriate. The plaintiffs purport to represent a class consisting of all persons who made similar purchases. The plaintiffs seek damages in an unspecified amount.

IDS Life of New York is included as a party to a preliminary settlement of all three class action lawsuits. We believe this approach will put these cases behind us and provide a fair outcome for our clients. Our decision to settle does not include any admission of wrongdoing. We do not anticipate that this proposed settlement, or any other lawsuits in which IDS Life of New York is a defendant, will have a material adverse effect on our financial condition.

YEAR 2000
The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of IDS Life of New York and the Variable Account. All of the major systems used by IDS Life of New York and the Variable Account are utilized by multiple subsidiaries and affiliates of AEFC. IDS Life of New York's and the Variable Accounts business are heavily dependent upon AEFC's computer systems and have significant interactions with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to IDS Life of New York and the Variable Account, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve potential problems including modification to existing software and the purchase of new software. As of Dec. 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. AEFC had also completed an evaluation of the Year 2000 readiness of other third parties whose system failures could have an impact on IDS Life of New York's and the Variable Account's operations.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 37

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business unit. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. As of Dec. 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the result of actual production since Jan. 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on IDS Life of New York's and the Variable Account's business, results of operations, or financial condition as a result of the Year 2000 issue.

EXPERTS
Ernst & Young LLP, independent auditors, have audited the financial statements of IDS Life Insurance Company of New York at Dec. 31, 1999 and 1998, and for each of the three years in the period ended Dec. 31, 1999, and the individual and combined financial statements of the segregated asset subaccounts of the IDS Life of New York Account 8 -- Flexible Premium Survivorship Variable Life Subaccounts (comprised of Subaccounts YEQ, YGS, YIN, YIT, YMA, YMM, YGI, and
YNO) as of December 31, 1999, and for each of the three years in the period then ended, as set forth in their reports. We've included our financial statements in the prospectus in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by Mark Gorham, F.S.A., M.A.A.A., Actuarial Director, Insurance Product Development as stated in his opinion filed as an exhibit to the Registration Statement.

MANAGEMENT OF IDS LIFE OF NEW YORK

DIRECTORS
TIMOTHY V. BECHTOLD
Director since April 1999; president since 1998; executive vice president, Risk Management Products, since December 1999; vice president, Risk Management Products, IDS Life Insurance Company from January 1995 to December 1999; vice president, Insurance Product Development, IDS Life Insurance Company from
May 1989 to December 1994.

MAUREEN A. BUCKLEY
Director since April 1999; vice president, chief operating officer and consumer affairs officer and claims officer since 1998; chief operating officer and consumer affairs officer, American Centurion Life Assurance Company, since March 1995; supervisor, IDS Life of New York from September 1989 to March 1995.

RODNEY P. BURWELL
Director since April 1999; chairman, Xerxes Corporation (manufacturing), since 1969.

JOHN R. CATTAU
Director since April 1999; vice president, American Express Financial Direct, since November 1997; manager, American Express Financial Direct from June 1992 to November 1997.

ROBERT R. GREW
Lawyer and Partner, Carter, Ledyard & Milburn, NYC, since 1957.

JEAN B. KEFFELER
Director since April 1999; business and management consultant since 1991.

--------------------------------------------------------------------------------

38      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

RICHARD W. KLING
Chairman of the board, IDS Life of New York, since April 1994; director,
IDS Life, since February 1984; President, IDS Life, since March 1994; executive vice president, Marketing and Products, IDS Life, from January 1988 to
March 1994; senior vice president, Risk Management Products, AEFC, since May 1994; vice president, AEFC, from January 1988 to May 1994; director and president of IDS Life Series Fund, Inc.; chairman of the board of managers and president of IDS Life Variable Annuity Funds A and B.

THOMAS R. MCBURNEY
Director since April 1999; president, McBurney Management Associates, since
1990.

EDWARD J. MUHL
Director since April 1999; vice chairman, Peterson Consulting LLC, since January 1997; superintendent of insurance, New York State from January 1995 to December 1996; senior vice president, Reliance Insurance Group from November 1991 to January 1995.

THOMAS V. NICOLOSI
Director since October 1996; group vice president, AEFA, from January 1995 to present; field vice president, AEFA, from January 1988 to December 1994.

STEPHEN P. NORMAN
Secretary, American Express, since 1982.

RICHARD M. STARR
Director since October 1996; managing counsel, American Express Company, since March 1995; senior counsel, American Express Company, from May 1992 to March 1995; counsel, American Express Company, from June 1989 to May 1992.

MICHAEL R. WOODWARD
Senior vice president, Field Management, AEFC, since June 1991; region vice president, Atlantic Region, AEFC, from 1988 to June 1991.

PRINCIPAL OFFICERS OTHER THAN DIRECTORS
DARRELL C. BECKSTROM
Underwriting officer since 1994; underwriting technical manager, IDS Life, since 1990; senior underwriter, IDS Life, from 1987 to 1992.

JEFFREY W. SULLIVAN, M.D.
Medical director since 1998.

LORRAINE R. HART
Vice President -- Investments since December 1999; investment officer since March 1992; vice president, Insurance Investments, IDS Life, since
October 1989.

ERIC L. MARHOUN
General Counsel and secretary since 1998; group counsel and vice president, AEFA, since 1997; counsel, AEFA, from 1996 to 1997; associate counsel, AEFA, from 1995 to 1996; associate, Meagher & Gear, from 1991 to 1995.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 39

JEFFREY S. HORTON
Vice president and treasurer since December 1999; vice president, treasurer and assistant secretary, IDS Life, since December 1997; vice president and corporate treasurer, AEFC, since December 1997; controller, American Express
Technologies -- Financial Services, AEFC, from July 1997 to December 1997; controller, Risk Management Products, AEFC, from May 1994 to July 1997; director of financial and analysis, Corporate Treasury, AEFC from June 1990 to May 1994.

WILLIAM A. STOLTZMANN
Counsel and assistant secretary since March 1990.

The officers, employees and sales force of IDS Life of New York are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued to American Express Company by Saint Paul Fire and Marine, the leading underwriter.

OTHER FUND MANAGERS

A I M ADVISORS, INC.
A I M Advisors, Inc. ("AIM") serves as the fund's investment advisor. AIM has acted as an advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 110 investment portfolios encompassing a broad range of investment objectives.

PUTNAM INVESTMENT MANAGEMENT, INC.
Putnam Management has been managing mutual funds since 1937. Today, the firm serves as the investment manager for the funds in the Putnam Family.

OTHER INFORMATION

The variable account has filed a registration statement has been filed with the SEC. For further information concerning the policy, its separate account (the variable account) and IDS Life of New York, please refer to the registration statement. You can find the registration statement on the SEC's website at http://www.sec.gov.

SUBSTITUTION OF INVESTMENTS
We may change the funds from which the subaccounts buy shares if: the existing funds become unavailable; or in the judgment of IDS Life of New York, the funds are no longer suitable for the subaccounts. If these situations occur, we have the right to substitute the funds held in the subaccounts for other registered, open-end management investment companies as long as we believe it would be in the best interest of persons having voting rights under the policies.

In the event of any such substitution or change, IDS Life of New York may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments. IDS Life of New York will notify owners within five days of any substitution or change.

VOTING RIGHTS
As a policy owner with investments in any subaccount, you may vote on important fund matters. Each share of a fund has one vote. On some issues, such as election of directors of IDS Life of New York Series Fund, all shares of the IDS Life of New York Series Fund Portfolios vote together as one series. When electing directors, all shares of IDS Life of New York Series Fund Portfolios have

--------------------------------------------------------------------------------

40      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK
cumulative voting rights. Cumulative voting means that shareholders are entitled to a number of votes equal to the number of shares they hold multiplied by the number of directors to be elected and they have the right to divide votes among candidates.

On an issue affecting only one fund -- for example, a fundamental investment restriction pertaining only to that fund -- its shares vote as a separate series. If shareholders of a particular fund vote approval of an agreement, the agreement becomes effective with respect to that fund, whether or not it is approved by shareholders of the other funds.

IDS Life of New York is the owner of all fund shares and therefore holds all voting rights. However, IDS Life of New York will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. IDS Life of New York also will vote fund shares that are not otherwise attributable to owners the same proportion as those shares in that subaccount for which we receive instructions.

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. We will determine that number as of a date we choose that is 60 days or less before the meeting of the fund. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

Under certain conditions, IDS Life of New York may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. If IDS Life of New York does disregard voting instructions, we will advise you of that action and the reasons for it in our next report to owners.

Fractional votes are counted. You will receive notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

If required by state insurance officials, IDS Life of New York of New York may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. In addition, IDS Life of New York of New York itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the funds, if IDS Life of New York of New York reasonably disapproves such changes in accordance with applicable federal regulations. If IDS Life of New York of New York does disregard voting instructions, it will, in its next report to owners, advise them of that action and the reasons for it.

REPORTS
At least once a year IDS Life of New York will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 41

POLICY ILLUSTRATIONS

The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a male insurance age 55 and a female insurance age 55, both nonsmokers, if:

- the annual rate of return of the fund is 0%, 6% or 12%.

- the cost of insurance rates are current rates or guaranteed rates.

This type of illustration involves a number of detailed assumptions. (See chart, "Understanding the illustrations.") To the extent that your own circumstances differ from those assumed in the illustrations, your expected results would also differ.

Upon request, we will furnish you with comparable tables illustrating death benefits, policy values and cash surrender values based on the actual ages of the persons you propose to insure and on an initial specified amount and premium payment schedule. In addition, after you have purchased a policy, you may request illustrations based on policy values at the time of request.

UNDERSTANDING THE ILLUSTRATIONS:

RATES OF RETURN: assumes uniform, gross, after-tax, annual rates of 0%, 6%, or 12% for the fund. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the funds as a whole, but differed across individual funds.

INSUREDS: assumes a male insurance age 55 and a female insurance age 55, in a standard risk classification, qualifying for the nonsmoker rate. Results would be lower if one or both of the insureds were in a substandard risk classification or did not qualify for the non-smoker rate.

PREMIUMS: assumes a $15,000 premium to be paid in full at the beginning of each policy year. Results would differ if premiums were paid on a different schedule.

POLICY LOANS AND PARTIAL WITHDRAWALS: assumes that none have been made. (Since we assume indebtedness is zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

EFFECT OF EXPENSES AND CHARGES: The death benefit, policy value and cash surrender value reflect the following charges:

- Sales charge: 7.25% of all premiums paid.

- Premium tax charge: 1.0% of each premium payment.

- Federal tax charge: 1.25% of each premium payment.

- Cost of insurance charge for the sex, age and risk classification for each insured.

- Policy fee: $30 per month ($30 per month guaranteed maximum).

- The expenses paid by the fund and charges made against the subaccounts as described below:

The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund because we deducted expenses paid by the fund and charges made against the subaccounts. These include:

- the daily investment management fee paid by the funds, assumed to be equivalent to an annual rate of 0.70% of the fund's aggregate average daily net assets; the assumed investment managerment fee is approximately equal to a simple average of the

--------------------------------------------------------------------------------

42      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK
  investment management fees of the funds available under the policy. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the Loads, fees and charges section of the prospectus for additional information;

- the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually; and

- a nonadvisory expense charge paid by the funds, assumed to be equivalent to an annual rate of 0.1% of each funds aggregate average daily net assets for direct expenses incurred by the fund; currently, this is the maximum direct expenses the fund will incur after IDS Life limits the direct expenses of some funds. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the Loads, fees and charges section of this prospectus for additional information.

After deduction of the expenses and charges described above, the illustrated gross annual investment rates of return correspond to the following approximate net annual rates of return:

                           NET ANNUAL RATE OF RETURN  NET ANNUAL RATE OF RETURN
  GROSS ANNUAL INVESTMENT    FOR "GUARANTEED COSTS       FOR "CURRENT COSTS
      RATE OF RETURN         ASSUMED" ILLUSTRATION      ASSUMED" ILLUSTRATION
                  0%                    (1.69)%                    (1.69)%
                  6                      4.21                       4.21
                 12                     10.11                      10.11

TAXES: Results shown in the tables reflect the fact that IDS Life of New York does not currently charge the subaccounts for federal income tax. If we take such a charge in the future, the portfolios will have to earn more than they do now in order to produce the death benefits and policy values illustrated.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 43

POLICY ILLUSTRATIONS

ILLUSTRATION
-----------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $1,000,000             MALE - INSURANCE AGE 55 - NONSMOKER      CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                         FEMALE - INSURANCE AGE 55 - NONSMOKER     ANNUAL PREMIUM $15,000
-----------------------------------------------------------------------------------------------------------------------
        PREMIUM
        ACCUMULATED  DEATH BENEFIT                       POLICY VALUE                    CASH SURRENDER VALUE
END OF  WITH ANNUAL  ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
POLICY  INTEREST     ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
 YEAR   AT 5%                0%          6%         12%        0%        6%         12%        0%        6%         12%
-----------------------------------------------------------------------------------------------------------------------

  1        $15,750   $1,000,000  $1,000,000  $1,000,000   $12,873   $13,658     $14,444    $8,873    $9,658     $10,444
  2         32,288    1,000,000   1,000,000   1,000,000    25,530    27,894      30,351    21,530    23,894      26,351
  3         49,652    1,000,000   1,000,000   1,000,000    37,861    42,613      47,748    33,861    38,613      43,748
  4         67,884    1,000,000   1,000,000   1,000,000    49,762    57,726      66,673    45,762    53,726      62,673
  5         87,029    1,000,000   1,000,000   1,000,000    61,357    73,370      87,406    57,357    69,370      83,406

  6        107,130    1,000,000   1,000,000   1,000,000    72,345    89,348     109,911    68,835    85,748     106,311
  7        128,237    1,000,000   1,000,000   1,000,000    83,118   105,796     134,496    79,918   102,596     131,296
  8        150,398    1,000,000   1,000,000   1,000,000    93,206   122,528     161,172    90,406   119,728     158,372
  9        173,668    1,000,000   1,000,000   1,000,000   102,715   139,571     190,184   100,315   137,171     187,784
  10       198,102    1,000,000   1,000,000   1,000,000   111,665   156,958     221,800   109,665   154,958     219,800

  11       223,757    1,000,000   1,000,000   1,000,000   119,966   174,619     256,230   118,366   173,019     254,630
  12       250,695    1,000,000   1,000,000   1,000,000   127,742   192,687     293,902   126,542   191,487     292,702
  13       278,979    1,000,000   1,000,000   1,000,000   134,904   211,101     335,108   134,104   210,301     334,308
  14       308,678    1,000,000   1,000,000   1,000,000   141,366   229,807     380,196   140,966   229,407     379,796
  15       339,682    1,000,000   1,000,000   1,000,000   147,249   248,938     429,722   147,249   248,938     429,722

  20       520,789    1,000,000   1,000,000   1,000,000   167,997   352,728     766,596   167,997   352,728     766,596
  25       751,502    1,000,000   1,000,000   1,390,706   157,050   461,226   1,324,482   157,050   461,226   1,324,482
  30     1,046,412    1,000,000   1,000,000   2,327,541    53,339   547,683   2,216,705    53,339   547,683   2,216,705
  35     1,422,545            0   1,000,000   3,792,346         0   561,352   3,611,758         0   561,352   3,611,758
  40     1,902,596            0   1,000,000   6,052,646         0   425,780   5,764,425         0   425,780   5,764,425
  45     2,515,277            0           0   9,254,030         0         0   9,162,406         0         0   9,162,406

(1)  Assumes no policy loans or partial withdrawals have been made.
(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CAN NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

44      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

ILLUSTRATION
-----------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $1,000,000             MALE - INSURANCE AGE 55 - NONSMOKER      CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                         FEMALE - INSURANCE AGE 55 - NONSMOKER     ANNUAL PREMIUM $15,000
-----------------------------------------------------------------------------------------------------------------------
        PREMIUM
        ACCUMULATED  DEATH BENEFIT                       POLICY VALUE                    CASH SURRENDER VALUE
END OF  WITH ANNUAL  ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
POLICY  INTEREST     ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
 YEAR   AT 5%                0%          6%         12%        0%        6%         12%        0%        6%         12%
-----------------------------------------------------------------------------------------------------------------------

  1        $15,750   $1,000,000  $1,000,000  $1,000,000   $12,873   $13,658     $14,444    $8,873    $9,658     $10,444
  2         32,288    1,000,000   1,000,000   1,000,000    25,530    27,894      30,351    21,530    23,894      26,351
  3         49,652    1,000,000   1,000,000   1,000,000    37,861    42,613      47,748    33,861    38,613      43,748
  4         67,884    1,000,000   1,000,000   1,000,000    49,762    57,726      66,673    45,762    53,726      62,673
  5         87,029    1,000,000   1,000,000   1,000,000    61,357    73,370      87,406    57,357    69,370      83,406

  6        107,130    1,000,000   1,000,000   1,000,000    72,345    89,348     109,911    68,835    85,748     106,311
  7        128,237    1,000,000   1,000,000   1,000,000    83,118   105,796     134,496    79,918   102,596     131,296
  8        150,398    1,000,000   1,000,000   1,000,000    93,206   122,528     161,172    90,406   119,728     158,372
  9        173,668    1,000,000   1,000,000   1,000,000   102,715   139,571     190,184   100,315   137,171     187,784
  10       198,102    1,000,000   1,000,000   1,000,000   111,560   156,855     221,701   109,560   154,855     219,701

  11       223,757    1,000,000   1,000,000   1,000,000   119,550   174,206     255,834   117,950   172,606     254,234
  12       250,695    1,000,000   1,000,000   1,000,000   126,712   191,660     292,919   125,512   190,460     291,719
  13       278,979    1,000,000   1,000,000   1,000,000   132,862   209,056     333,162   132,062   208,256     332,362
  14       308,678    1,000,000   1,000,000   1,000,000   137,924   226,334     376,912   137,524   225,934     376,512
  15       339,682    1,000,000   1,000,000   1,000,000   141,819   243,440     424,586   141,819   243,440     424,586

  20       520,789    1,000,000   1,000,000   1,000,000   133,698   318,689     740,657   133,698   318,689     740,657
  25       751,502    1,000,000   1,000,000   1,332,763    28,958   338,168   1,269,298    28,958   338,168   1,269,298
  30     1,046,412    1,000,000   1,000,000   2,213,730         0   192,246   2,108,314         0   192,246   2,108,314
  35     1,422,545            0   1,000,000   3,556,762         0         0   3,387,393         0         0   3,387,393
  40     1,902,596            0   1,000,000   5,532,845         0         0   5,269,376         0         0   5,269,376
  45     2,515,277            0           0   8,165,971         0         0   8,085,120         0         0   8,085,120

(1)  Assumes no policy loans or partial withdrawals have been made.
(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CAN NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 45

ILLUSTRATION
-----------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $1,000,000             MALE - INSURANCE AGE 55 - NONSMOKER      CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 2                         FEMALE - INSURANCE AGE 55 - NONSMOKER     ANNUAL PREMIUM $15,000
-----------------------------------------------------------------------------------------------------------------------
        PREMIUM
        ACCUMULATED  DEATH BENEFIT                       POLICY VALUE                    CASH SURRENDER VALUE
END OF  WITH ANNUAL  ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
POLICY  INTEREST     ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
 YEAR   AT 5%                0%          6%         12%        0%        6%         12%        0%        6%         12%
-----------------------------------------------------------------------------------------------------------------------

  1        $15,750   $1,012,871  $1,013,656  $1,014,442   $12,871   $13,656     $14,442    $8,871    $9,656     $10,442
  2         32,288    1,025,525   1,027,888   1,030,345    25,525    27,888      30,345    21,525    23,888      26,345
  3         49,652    1,037,847   1,042,598   1,047,730    37,847    42,598      47,730    33,847    38,598      43,730
  4         67,884    1,049,725   1,057,682   1,066,621    49,725    57,682      66,621    45,725    53,682      62,621
  5         87,029    1,061,283   1,073,280   1,087,296    61,283    73,280      87,296    57,283    69,280      83,296

  6        107,130    1,072,292   1,089,168   1,109,685    72,292    89,168     109,685    68,692    85,568     106,085
  7        128,237    1,082,878   1,105,481   1,134,085    82,878   105,481     134,085    79,678   102,281     130,885
  8        150,398    1,092,812   1,121,993   1,160,449    92,812   121,993     160,449    90,012   119,193     157,649
  9        173,668    1,102,104   1,138,711   1,188,975   102,104   138,711     188,975    99,704   136,311     186,575
  10       198,102    1,110,766   1,155,644   1,219,882   110,766   155,644     219,882   108,766   153,644     217,882

  11       223,757    1,118,690   1,172,680   1,253,285   118,690   172,680     253,285   117,090   171,080     251,685
  12       250,695    1,126,006   1,189,945   1,289,563   126,006   189,945     289,563   124,806   188,745     288,363
  13       278,979    1,132,607   1,207,327   1,328,880   132,607   207,327     328,880   131,807   206,527     328,080
  14       308,678    1,138,386   1,224,708   1,371,418   138,386   224,708     371,418   137,986   224,308     371,018
  15       339,862    1,143,475   1,242,210   1,417,630   143,475   242,210     417,630   143,475   242,210     417,630

  20       520,789    1,158,144   1,330,920   1,717,417   158,144   330,920     717,417   158,144   330,920     717,417
  25       751,502    1,135,016   1,398,674   2,156,241   135,016   398,674   1,156,241   135,016   398,674   1,156,241
  30     1,046,412    1,012,373   1,366,625   2,735,967    12,373   366,625   1,735,967    12,373   366,625   1,735,967
  35     1,422,545            0   1,085,371   3,399,883         0    85,371   2,399,883         0    85,371   2,399,883
  40     1,902,596            0           0   4,166,038         0         0   3,166,038         0         0   3,166,038
  45     2,515,277            0           0   4,610,673         0         0   3,610,673         0         0   3,610,673

(1)  Assumes no policy loans or partial withdrawals have been made.
(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CAN NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

46      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

ILLUSTRATION
-----------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $1,000,000             MALE - INSURANCE AGE 55 - NONSMOKER      CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 2                         FEMALE - INSURANCE AGE 55 - NONSMOKER     ANNUAL PREMIUM $15,000
-----------------------------------------------------------------------------------------------------------------------
        PREMIUM
        ACCUMULATED  DEATH BENEFIT                       POLICY VALUE                    CASH SURRENDER VALUE
END OF  WITH ANNUAL  ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
POLICY  INTEREST     ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
 YEAR   AT 5%                0%          6%         12%        0%        6%         12%        0%        6%         12%
-----------------------------------------------------------------------------------------------------------------------

  1        $15,750   $1,012,871  $1,013,656  $1,014,442   $12,871   $13,656     $14,442    $8,871    $9,656     $10,442
  2         32,288    1,025,525   1,027,888   1,030,345    25,525    27,888      30,345    21,525    23,888      26,345
  3         49,652    1,037,847   1,042,598   1,047,730    37,847    42,598      47,730    33,847    38,598      43,730
  4         67,884    1,049,725   1,057,682   1,066,621    49,725    57,682      66,621    45,725    53,682      62,621
  5         87,029    1,061,283   1,073,280   1,087,296    61,283    73,280      87,296    57,283    69,280      83,296

  6        107,130    1,072,292   1,089,168   1,109,685    72,292    89,168     109,685    68,692    85,568     106,085
  7        128,237    1,082,878   1,105,481   1,134,085    82,878   105,481     134,085    79,678   102,281     130,885
  8        150,398    1,092,812   1,121,993   1,160,449    92,812   121,993     160,449    90,012   119,193     157,649
  9        173,668    1,102,104   1,138,711   1,188,975   102,104   138,711     188,975    99,704   136,311     186,575
  10       198,102    1,110,648   1,155,522   1,219,756   110,648   155,522     219,756   108,648   153,522     217,756

  11       223,757    1,118,218   1,172,186   1,252,769   118,218   172,186     252,769   116,618   170,586     251,169
  12       250,695    1,124,832   1,188,697   1,288,238   124,832   188,697     288,238   123,632   187,497     287,038
  13       278,979    1,130,268   1,204,803   1,326,162   130,268   204,803     326,162   129,468   204,003     325,362
  14       308,678    1,134,428   1,220,367   1,366,663   134,428   220,367     366,663   134,028   219,967     366,263
  15       339,862    1,137,214   1,235,241   1,409,875   137,214   235,241     409,875   137,214   235,241     409,875

  20       520,789    1,118,740   1,284,564   1,662,467   118,740   284,564     662,467   118,740   284,564     662,467
  25       751,502            0   1,227,701   1,937,570         0   227,701     937,570         0   227,701     937,570
  30     1,046,412            0           0   2,126,774         0         0   1,126,774         0         0   1,126,774
  35     1,422,545            0           0   1,994,219         0         0     994,219         0         0     994,219
  40     1,902,596            0           0   1,170,462         0         0     170,462         0         0     170,462
  45     2,515,277            0           0           0         0         0           0         0         0           0

(1)  Assumes no policy loans or partial withdrawals have been made.
(2) Assumes a $15,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CAN NOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 47

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY OF NEW YORK
We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life of New York Account 8 -- Flexible Premium Survivorship Variable Life Subaccounts (comprised of subaccounts YEQ, YGS, YIN, YIT, YMA, YMM, YGI, and
YNO) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the management of IDS Life Insurance Company of New York. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of IDS Life of New York Account 8 -- Flexible Premium Survivorship Variable Life Subaccounts at December 31, 1999 and the individual and combined results of its operations and the changes in its net assets for the periods described above, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP
Minneapolis, Minnesota
March 17, 2000

--------------------------------------------------------------------------------

48      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS

                                                            SEGREGATED ASSET SUBACCOUNTS
DEC. 31, 1999                              YEQ            YGS           YIN            YIT             YMA

 ASSETS
----------------------------------------------------------------------------------------------------------------
Investments in shares of mutual
  funds and portfolios:
    at cost                          $ 50,118,129     $654,876     $6,151,156     $13,639,674     $36,394,006
                                     ---------------------------------------------------------------------------
    at market value                  $104,248,478     $619,477     $5,777,493     $20,113,366     $51,313,357
Dividends receivable                           --        2,867         70,484              --              --
Accounts receivable from IDS Life
  of New York for contract purchase
  payments                                 19,977           --         26,202          12,004              --
Receivable from mutual funds and
  portfolios for share redemptions             --           --             --              --              --
----------------------------------------------------------------------------------------------------------------
Total assets                          104,268,455      622,344      5,874,179      20,125,370      51,313,357
----------------------------------------------------------------------------------------------------------------

 LIABILITIES
----------------------------------------------------------------------------------------------------------------
Payable to IDS Life of New York
  for:
  Mortality and expense risk fee           78,956          476          4,472          15,236          39,053
  Contract terminations                        --           68             --              --           1,265
Payable to mutual funds and
  portfolios for investments
  purchased                                    --           --             --              --              --
----------------------------------------------------------------------------------------------------------------
Total liabilities                          78,956          544          4,472          15,236          40,318
----------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable
  Life contracts in accumulation
  period                             $104,189,499     $621,800     $5,869,707     $20,110,134     $51,273,039
----------------------------------------------------------------------------------------------------------------
Accumulation units outstanding         14,138,625      283,131      2,493,277       7,011,444      10,457,248
----------------------------------------------------------------------------------------------------------------
Net asset value per accumulation
  unit                               $          7.37  $      2.20  $        2.35  $         2.87  $         4.90
----------------------------------------------------------------------------------------------------------------

                                                                                       COMBINED
                                             SEGREGATED ASSET SUBACCOUNTS              VARIABLE
DEC. 31, 1999                             YMM            YGI             YNO            ACCOUNT
 ASSETS
-----------------------------------  --------------------------------------------------------------
Investments in shares of mutual
  funds and portfolios:
    at cost                          $2,353,647     $17,817,451     $13,393,886     $140,522,825
                                     --------------------------------------------------------------
    at market value                  $2,353,671     $24,670,146     $23,514,494     $232,610,482
Dividends receivable                     11,278              --              --           84,629
Accounts receivable from IDS Life
  of New York for contract purchase
  payments                                   --          93,276          52,031          203,490
Receivable from mutual funds and
  portfolios for share redemptions           --          18,698          17,669           36,367
-----------------------------------  --------------------------------------------------------------
Total assets                          2,364,949      24,782,120      23,584,194      232,934,968
-----------------------------------  --------------------------------------------------------------
 LIABILITIES
-----------------------------------  --------------------------------------------------------------
Payable to IDS Life of New York
  for:
  Mortality and expense risk fee          1,878          18,698          17,669          176,438
  Contract terminations                  97,287              --              --           98,620
Payable to mutual funds and
  portfolios for investments
  purchased                                  --          93,276          52,031          145,307
-----------------------------------  --------------------------------------------------------------
Total liabilities                        99,165         111,974          69,700          420,365
-----------------------------------  --------------------------------------------------------------
Net assets applicable to Variable
  Life contracts in accumulation
  period                             $2,265,784     $24,670,146     $23,514,494     $232,514,603
-----------------------------------  --------------------------------------------------------------
Accumulation units outstanding        1,336,769      11,738,977       9,519,818
-----------------------------------  --------------------------------------------------------------
Net asset value per accumulation
  unit                               $        1.69  $         2.10  $         2.47
-----------------------------------  --------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 49

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                        SEGREGATED ASSET SUBACCOUNTS
YEAR ENDED DEC. 31, 1999                      YEQ         YGS        YIN        YIT         YMA

 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------
Dividend income from mutual funds and
  portfolios                              $        --  $ 38,762   $425,512   $  398,665  $1,270,807
Mortality and expense risk fee                585,629     6,215     52,970      137,144     391,502
---------------------------------------------------------------------------------------------------
Investment income (loss) -- net              (585,629)   32,547    372,542      261,521     879,305
---------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
---------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
  investments in mutual funds and
  portfolios:
    Proceeds from sales                     3,258,742   197,166    653,512      634,066   1,793,507
    Cost of investments sold                2,526,521   204,018    678,758      521,229   1,425,666
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments       732,221    (6,852)   (25,246)     112,837     367,841
Net change in unrealized appreciation or
  depreciation of investments              45,611,195   (46,785)  (376,233)   4,786,384   8,387,190
---------------------------------------------------------------------------------------------------
Net gain (loss) on investments             46,343,416   (53,637)  (401,479)   4,899,221   8,755,031
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $45,757,787  $(21,090)  $(28,937)  $5,160,742  $9,634,336
---------------------------------------------------------------------------------------------------

                                                                               COMBINED
                                             SEGREGATED ASSET SUBACCOUNTS      VARIABLE
YEAR ENDED DEC. 31, 1999                     YMM         YGI         YNO        ACCOUNT
 INVESTMENT INCOME
----------------------------------------  -----------------------------------------------
Dividend income from mutual funds and
  portfolios                              $   95,076  $  202,377  $  131,852  $ 2,563,051
Mortality and expense risk fee                18,496     141,258     115,978    1,449,192
----------------------------------------  -----------------------------------------------
Investment income (loss) -- net               76,580      61,119      15,874    1,113,859
----------------------------------------  -----------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON
----------------------------------------  -----------------------------------------------
Realized gain (loss) on sales of
  investments in mutual funds and
  portfolios:
    Proceeds from sales                    3,500,815      94,692     107,800   10,240,300
    Cost of investments sold               3,500,800      77,841      86,666    9,021,499
----------------------------------------  -----------------------------------------------
Net realized gain (loss) on investments           15      16,851      21,134    1,218,801
Net change in unrealized appreciation or
  depreciation of investments                     17   5,089,669   8,641,203   72,092,640
----------------------------------------  -----------------------------------------------
Net gain (loss) on investments                    32   5,106,520   8,662,337   73,311,441
----------------------------------------  -----------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $   76,612  $5,167,639  $8,678,211  $74,425,300
----------------------------------------  -----------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

50      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                        SEGREGATED ASSET SUBACCOUNTS
YEAR ENDED DEC. 31, 1998                      YEQ         YGS        YIN        YIT         YMA

 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------
Dividend income from mutual funds and
  portfolios                              $ 7,962,668  $ 36,677   $ 394,066  $  530,817  $3,113,690
Mortality and expense risk fee                437,714     5,325      48,402     101,270     317,793
---------------------------------------------------------------------------------------------------
Investment income (loss) -- net             7,524,954    31,352     345,664     429,547   2,795,897
---------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
---------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
  investments in
  mutual funds and portfolios:
    Proceeds from sales                       881,803   118,640     622,887     292,083     810,846
    Cost of investments sold                  697,183   117,394     613,975     264,666     694,915
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments       184,620     1,246       8,912      27,417     115,931
Net change in unrealized appreciation or
  depreciation of investments              (3,495,686)    9,354    (117,407)  1,434,548   1,593,673
---------------------------------------------------------------------------------------------------
Net gain (loss) on investments             (3,311,066)   10,600    (108,495)  1,461,965   1,709,604
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting
  from operations                         $ 4,213,888  $ 41,952   $ 237,169  $1,891,512  $4,505,501
---------------------------------------------------------------------------------------------------

                                                                               COMBINED
                                             SEGREGATED ASSET SUBACCOUNTS      VARIABLE
YEAR ENDED DEC. 31, 1998                     YMM         YGI         YNO        ACCOUNT
 INVESTMENT INCOME
----------------------------------------  -----------------------------------------------
Dividend income from mutual funds and
  portfolios                              $   67,725  $  130,855  $   52,867  $12,289,365
Mortality and expense risk fee                12,392      54,253      44,663    1,021,812
----------------------------------------  -----------------------------------------------
Investment income (loss) -- net               55,333      76,602       8,204   11,267,553
----------------------------------------  -----------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON
----------------------------------------  -----------------------------------------------
Realized gain (loss) on sales of
  investments in
  mutual funds and portfolios:
    Proceeds from sales                    1,840,441      13,030      17,330    4,597,060
    Cost of investments sold               1,840,441      11,208      16,292    4,256,074
----------------------------------------  -----------------------------------------------
Net realized gain (loss) on investments           --       1,822       1,038      340,986
Net change in unrealized appreciation or
  depreciation of investments                      2   1,579,781   1,225,925    2,230,190
----------------------------------------  -----------------------------------------------
Net gain (loss) on investments                     2   1,581,603   1,226,963    2,571,176
----------------------------------------  -----------------------------------------------
Net increase (decrease) in net assets
  resulting
  from operations                         $   55,335  $1,658,205  $1,235,167  $13,838,729
----------------------------------------  -----------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 51

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                        SEGREGATED ASSET SUBACCOUNTS
YEAR ENDED DEC. 31, 1997                      YEQ         YGS        YIN        YIT         YMA

 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------
Dividend income from mutual funds and
  portfolios                              $1,459,523   $ 37,545   $322,998    $209,995   $2,754,122
Mortality and expense risk fee               354,681      4,929     40,932      62,452      257,676
---------------------------------------------------------------------------------------------------
Investment income (loss) -- net            1,104,842     32,616    282,066     147,543    2,496,446
---------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
---------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
  investments in
  mutual funds and portfolios:
    Proceeds from sales                      751,190    227,327    476,335     544,898      679,787
    Cost of investments sold                 596,675    227,369    465,590     504,067      571,899
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments      154,515        (42)    10,745      40,831      107,888
Net change in unrealized appreciation or
  depreciation of investments              5,965,530      7,613     17,158      80,848    1,711,453
---------------------------------------------------------------------------------------------------
Net gain (loss) on investments             6,120,045      7,571     27,903     121,679    1,819,341
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $7,224,887   $ 40,187   $309,969    $269,222   $4,315,787
---------------------------------------------------------------------------------------------------

                                                   SEGREGATED ASSET            COMBINED
                                                     SUBACCOUNTS               VARIABLE
YEAR ENDED DEC. 31, 1997                     YMM         YGI         YNO        ACCOUNT
 INVESTMENT INCOME
----------------------------------------  -----------------------------------------------
Dividend income from mutual funds and
  portfolios                              $   49,171   $  3,724    $     --   $ 4,837,078
Mortality and expense risk fee                 8,873     11,474      10,317       751,334
----------------------------------------  -----------------------------------------------
Investment income (loss) -- net               40,298     (7,750)    (10,317)    4,085,744
----------------------------------------  -----------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON
----------------------------------------  -----------------------------------------------
Realized gain (loss) on sales of
  investments in
  mutual funds and portfolios:
    Proceeds from sales                    1,548,607     52,916      56,134     4,337,194
    Cost of investments sold               1,548,623     50,365      53,706     4,018,294
----------------------------------------  -----------------------------------------------
Net realized gain (loss) on investments          (16)     2,551       2,428       318,900
Net change in unrealized appreciation or
  depreciation of investments                      5    180,079     253,559     8,216,245
----------------------------------------  -----------------------------------------------
Net gain (loss) on investments                   (11)   182,630     255,987     8,535,145
----------------------------------------  -----------------------------------------------
Net increase (decrease) in net assets
  resulting from operations               $   40,287   $174,880    $245,670   $12,620,889
----------------------------------------  -----------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

52      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                    SEGREGATED ASSET SUBACCOUNTS
YEAR ENDED DEC. 31, 1999                      YEQ          YGS         YIN          YIT          YMA

 OPERATIONS
--------------------------------------------------------------------------------------------------------
Investment income (loss) -- net           $   (585,629)  $ 32,547   $  372,542  $   261,521  $   879,305
Net realized gain (loss) on investments        732,221     (6,852)     (25,246)     112,837      367,841
Net change in unrealized appreciation or
  depreciation of investments               45,611,195    (46,785)    (376,233)   4,786,384    8,387,190
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting
  from operations                           45,757,787    (21,090)     (28,937)   5,160,742    9,634,336
--------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
--------------------------------------------------------------------------------------------------------
Contract purchase payments                   8,551,838     76,884      937,454    2,690,098    5,781,403
Net transfers*                                (266,660)   (29,547)    (297,141)     375,017       16,778
Transfers for policy loans                    (660,439)       972      (47,618)    (148,216)    (416,682)
Policy charges                              (2,555,364)   (52,896)    (339,475)    (548,800)  (1,960,792)
Contract terminations:
  Surrender benefits                        (1,845,102)   (31,234)    (177,402)    (431,146)  (1,049,766)
  Death benefits                              (161,163)        --      (10,084)     (23,806)    (125,555)
--------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                               3,063,110    (35,821)      65,734    1,913,147    2,245,386
--------------------------------------------------------------------------------------------------------
Net assets at beginning of year             55,368,602    678,711    5,832,910   13,036,245   39,393,317
--------------------------------------------------------------------------------------------------------
Net assets at end of year                 $104,189,499   $621,800   $5,869,707  $20,110,134  $51,273,039
--------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
--------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year      13,469,431    300,137    2,465,891    6,172,923    9,922,663
Contract purchase payments                   1,912,015     38,617      398,861    1,178,548    1,366,155
Net transfers*                                 (88,739)   (18,107)    (126,846)     162,379        9,127
Transfers for policy loans                    (152,457)       445      (20,230)     (64,174)     (98,711)
Policy charges                                (569,337)   (23,883)    (144,424)    (241,215)    (463,652)
Contract terminations:
  Surrender benefits                          (392,808)   (14,078)     (75,706)    (186,276)    (248,464)
  Death benefits                               (39,480)        --       (4,269)     (10,741)     (29,870)
--------------------------------------------------------------------------------------------------------
Units outstanding at end of year            14,138,625    283,131    2,493,277    7,011,444   10,457,248
--------------------------------------------------------------------------------------------------------

                                                                                   COMBINED
                                              SEGREGATED ASSET SUBACCOUNTS         VARIABLE
YEAR ENDED DEC. 31, 1999                      YMM          YGI          YNO         ACCOUNT
 OPERATIONS
----------------------------------------  ----------------------------------------------------
Investment income (loss) -- net           $   76,580   $    61,119  $    15,874  $  1,113,859
Net realized gain (loss) on investments           15        16,851       21,134     1,218,801
Net change in unrealized appreciation or
  depreciation of investments                     17     5,089,669    8,641,203    72,092,640
----------------------------------------  ----------------------------------------------------
Net increase (decrease) in net assets
  resulting
  from operations                             76,612     5,167,639    8,678,211    74,425,300
----------------------------------------  ----------------------------------------------------
 CONTRACT TRANSACTIONS
----------------------------------------  ----------------------------------------------------
Contract purchase payments                 1,668,505     4,193,541    3,518,254    27,417,977
Net transfers*                              (978,263)    6,517,721    4,066,144     9,404,049
Transfers for policy loans                   (23,816)      (96,776)    (101,160)   (1,493,735)
Policy charges                              (183,207)     (615,933)    (490,797)   (6,747,264)
Contract terminations:
  Surrender benefits                         (11,484)     (256,831)    (197,525)   (4,000,490)
  Death benefits                              (5,647)      (30,962)     (11,094)     (368,311)
----------------------------------------  ----------------------------------------------------
Increase (decrease) from contract
  transactions                               466,088     9,710,760    6,783,822    24,212,226
----------------------------------------  ----------------------------------------------------
Net assets at beginning of year            1,723,084     9,791,747    8,052,461   133,877,077
----------------------------------------  ----------------------------------------------------
Net assets at end of year                 $2,265,784   $24,670,146  $23,514,494  $232,514,603
----------------------------------------  ----------------------------------------------------
 ACCUMULATION UNIT ACTIVITY
----------------------------------------  -------------------------------------
Units outstanding at beginning of year     1,054,652     6,205,902    5,471,531
Contract purchase payments                 1,003,107     2,384,670    2,096,643
Net transfers*                              (586,229)    3,721,071    2,429,065
Transfers for policy loans                   (14,477)      (55,821)     (61,517)
Policy charges                              (110,009)     (351,569)    (293,045)
Contract terminations:
  Surrender benefits                          (6,877)     (146,760)    (115,821)
  Death benefits                              (3,398)      (18,516)      (7,038)
----------------------------------------  -------------------------------------
Units outstanding at end of year           1,336,769    11,738,977    9,519,818
----------------------------------------  -------------------------------------

* Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 53

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                    SEGREGATED ASSET SUBACCOUNTS
YEAR ENDED DEC. 31, 1998                      YEQ         YGS         YIN          YIT          YMA

 OPERATIONS
-------------------------------------------------------------------------------------------------------
Investment income (loss) -- net           $ 7,524,954   $ 31,352   $  345,664  $   429,547  $ 2,795,897
Net realized gain (loss) on investments       184,620      1,246        8,912       27,417      115,931
Net change in unrealized appreciation or
  depreciation of investments              (3,495,686)     9,354     (117,407)   1,434,548    1,593,673
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from
  operations                                4,213,888     41,952      237,169    1,891,512    4,505,501
-------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
-------------------------------------------------------------------------------------------------------
Contract purchase payments                  8,276,481    107,907      873,654    2,484,288    5,414,963
Net transfers*                              1,632,511     70,271      306,683      949,063      672,497
Transfers for policy loans                   (597,388)    (6,281)     (59,506)     (88,294)    (474,625)
Policy charges                             (2,260,287)   (46,372)    (322,016)    (469,309)  (1,734,889)
Contract terminations:
  Surrender benefits                       (1,145,779)   (17,975)    (114,726)    (177,402)    (706,720)
  Death benefits                              (91,634)   (11,432)     (28,592)      (5,766)     (72,095)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                              5,813,904     96,118      655,497    2,692,580    3,099,131
-------------------------------------------------------------------------------------------------------
Net assets at beginning of year            45,340,810    540,641    4,940,244    8,452,153   31,788,685
-------------------------------------------------------------------------------------------------------
Net assets at end of year                 $55,368,602   $678,711   $5,832,910  $13,036,245  $39,393,317
-------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
-------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year     11,923,765    256,101    2,183,554    4,819,920    9,079,176
Contracts purchase payments                 2,194,522     49,057      376,239    1,257,681    1,478,004
Net transfers*                                434,065     32,510      132,004      468,519      183,037
Transfers for policy loans                   (157,095)    (2,916)     (25,559)     (44,324)    (130,705)
Policy charges                               (598,903)   (21,244)    (138,639)    (236,945)    (474,255)
Contract terminations:
  Surrender benefits                         (303,797)    (8,261)     (49,418)     (88,984)    (193,111)
  Death benefits                              (23,126)    (5,110)     (12,290)      (2,944)     (19,483)
-------------------------------------------------------------------------------------------------------
Units outstanding at end of year           13,469,431    300,137    2,465,891    6,172,923    9,922,663
-------------------------------------------------------------------------------------------------------

                                                                                   COMBINED
                                              SEGREGATED ASSET SUBACCOUNTS         VARIABLE
YEAR ENDED DEC. 31, 1998                      YMM          YGI          YNO         ACCOUNT
 OPERATIONS
----------------------------------------  ----------------------------------------------------
Investment income (loss) -- net           $   55,333   $   76,602   $    8,204   $ 11,267,553
Net realized gain (loss) on investments           --        1,822        1,038        340,986
Net change in unrealized appreciation or
  depreciation of investments                      2    1,579,781    1,225,925      2,230,190
----------------------------------------  ----------------------------------------------------
Net increase (decrease) in net assets
  resulting from
  operations                                  55,335    1,658,205    1,235,167     13,838,729
----------------------------------------  ----------------------------------------------------
 CONTRACT TRANSACTIONS
----------------------------------------  ----------------------------------------------------
Contract purchase payments                   656,161    2,530,326    2,188,943     22,532,723
Net transfers*                                   244    2,932,508    2,341,436      8,905,213
Transfers for policy loans                    16,135      (62,454)     (73,041)    (1,345,454)
Policy charges                              (138,571)    (281,819)    (251,476)    (5,504,739)
Contract terminations:
  Surrender benefits                          (5,617)     (59,290)     (46,630)    (2,274,139)
  Death benefits                             (13,421)          --           --       (222,940)
----------------------------------------  ----------------------------------------------------
Increase (decrease) from contract
  transactions                               514,931    5,059,271    4,159,232     22,090,664
----------------------------------------  ----------------------------------------------------
Net assets at beginning of year            1,152,818    3,074,271    2,658,062     97,947,684
----------------------------------------  ----------------------------------------------------
Net assets at end of year                 $1,723,084   $9,791,747   $8,052,461   $133,877,077
----------------------------------------  ----------------------------------------------------
 ACCUMULATION UNIT ACTIVITY
----------------------------------------  -------------------------------------
Units outstanding at beginning of year       734,855    2,465,393    2,226,094
Contracts purchase payments                  409,620    1,863,213    1,717,997
Net transfers*                                (1,409)   2,172,226    1,815,859
Transfers for policy loans                    10,000      (44,267)     (54,454)
Policy charges                               (86,424)    (207,286)    (197,732)
Contract terminations:
  Surrender benefits                          (3,504)     (43,377)     (36,233)
  Death benefits                              (8,486)          --           --
----------------------------------------  -------------------------------------
Units outstanding at end of year           1,054,652    6,205,902    5,471,531
----------------------------------------  -------------------------------------

* Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

54      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                    SEGREGATED ASSET SUBACCOUNTS
YEAR ENDED DEC. 31, 1997                      YEQ         YGS         YIN          YIT          YMA

 OPERATIONS
-------------------------------------------------------------------------------------------------------
Investment income (loss) -- net           $ 1,104,842  $  32,616   $  282,066  $  147,543   $ 2,496,446
Net realized gain (loss) on investments       154,515        (42)      10,745      40,831       107,888
Net change in unrealized appreciation or
  depreciation of investments               5,965,530      7,613       17,158      80,848     1,711,453
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from
  operations                                7,224,887     40,187      309,969     269,222     4,315,787
-------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
-------------------------------------------------------------------------------------------------------
Contract purchase payments                  7,441,563    119,153      784,805   2,330,345     4,816,210
Net transfers*                              2,009,267   (100,924)     142,593   1,512,734     1,374,196
Transfers for policy loans                   (598,478)    (5,109)     (66,319)    (61,032)     (441,258)
Policy charges                             (1,997,018)   (46,144)    (286,765)   (361,587)   (1,554,701)
Contract terminations:
  Surrender benefits                       (1,045,185)   (37,707)    (233,575)    (99,532)     (793,080)
  Death benefits                              (69,049)    (6,354)      (6,276)     (1,487)      (16,407)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                              5,741,100    (77,085)     334,463   3,319,441     3,384,960
-------------------------------------------------------------------------------------------------------
Net assets at beginning of year            32,374,823    577,539    4,295,812   4,863,490    24,087,938
-------------------------------------------------------------------------------------------------------
Net assets at end of year                 $45,340,810  $ 540,641   $4,940,244  $8,452,153   $31,788,685
-------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
-------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year     10,218,855    295,283    2,032,494   2,922,492     8,043,384
Contract purchase payments                  2,193,598     60,085      358,800   1,327,806     1,469,705
Net transfers*                                603,566    (51,527)      64,605     866,461       425,487
Transfers for policy loans                   (176,623)    (2,557)     (29,936)    (34,345)     (134,833)
Policy charges                               (588,039)   (23,054)    (131,741)   (205,879)     (475,355)
Contract terminations:
  Surrender benefits                         (308,629)   (19,111)    (107,894)    (55,746)     (244,414)
  Death benefits                              (18,963)    (3,018)      (2,774)       (869)       (4,798)
-------------------------------------------------------------------------------------------------------
Units outstanding at end of year           11,923,765    256,101    2,183,554   4,819,920     9,079,176
-------------------------------------------------------------------------------------------------------

                                                                                   COMBINED
                                              SEGREGATED ASSET SUBACCOUNTS         VARIABLE
YEAR ENDED DEC. 31, 1997                      YMM          YGI          YNO         ACCOUNT
 OPERATIONS
----------------------------------------  ----------------------------------------------------
Investment income (loss) -- net           $   40,298   $   (7,750)  $  (10,317)   $ 4,085,744
Net realized gain (loss) on investments          (16)       2,551        2,428        318,900
Net change in unrealized appreciation or
  depreciation of investments                      5      180,079      253,559      8,216,245
----------------------------------------  ----------------------------------------------------
Net increase (decrease) in net assets
  resulting from
  operations                                  40,287      174,880      245,670     12,620,889
----------------------------------------  ----------------------------------------------------
 CONTRACT TRANSACTIONS
----------------------------------------  ----------------------------------------------------
Contract purchase payments                   890,628      828,706      881,192     18,092,602
Net transfers*                              (455,707)   2,014,043    1,557,633      8,053,835
Transfers for policy loans                   (71,130)      (5,786)     (11,001)    (1,260,113)
Policy charges                              (104,917)     (68,945)     (77,116)    (4,497,193)
Contract terminations:
  Surrender benefits                         (20,637)     (16,584)     (20,126)    (2,266,426)
  Death benefits                             (43,028)          --           --       (142,601)
----------------------------------------  ----------------------------------------------------
Increase (decrease) from contract
  transactions                               195,209    2,751,434    2,330,582     17,980,104
----------------------------------------  ----------------------------------------------------
Net assets at beginning of year              917,322      147,957       81,810     67,346,691
----------------------------------------  ----------------------------------------------------
Net assets at end of year                 $1,152,818   $3,074,271   $2,658,062    $97,947,684
----------------------------------------  ----------------------------------------------------
 ACCUMULATION UNIT ACTIVITY
----------------------------------------  -------------------------------------
Units outstanding at beginning of year       605,111      147,682       83,723
Contract purchase payments                   577,058      697,652      805,177
Net transfers*                              (292,656)   1,695,960    1,434,487
Transfers for policy loans                   (45,562)      (4,945)      (9,924)
Policy charges                               (68,238)     (57,282)     (69,750)
Contract terminations:
  Surrender benefits                         (13,385)     (13,674)     (17,619)
  Death benefits                             (27,473)          --           --
----------------------------------------  -------------------------------------
Units outstanding at end of year             734,855    2,465,393    2,226,094
----------------------------------------  -------------------------------------

* Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life of New York's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 55

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

IDS Life of New York Account 8 (the Variable Account) was established under New York law on Sept. 12, 1985 as a segregated asset account of IDS Life Insurance Company of New York (IDS Life of New York). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Variable Account commenced on
Aug. 31, 1987.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following portfolios or funds (the Funds), which are registered under the 1940 Act as diversified open-end management investment companies and have the following investment managers.

SUBACCOUNT    INVESTS EXCLUSIVELY IN SHARES OF                                INVESTMENT MANAGER
----------------------------------------------------------------------------------------------------------------------
YEQ           IDS Life Series Fund -- Equity Portfolio                        IDS Life Insurance Company(1)
YGS           IDS Life Series Fund -- Government Securities Portfolio         IDS Life Insurance Company(1)
YIN           IDS Life Series Fund -- Income Portfolio                        IDS Life Insurance Company(1)
YIT           IDS Life Series Fund -- International Equity Portfolio          IDS Life Insurance Company(1)
YMA           IDS Life Series Fund -- Managed Portfolio                       IDS Life Insurance Company(1)
YMM           IDS Life Series Fund -- Money Market Portfolio                  IDS Life Insurance Company(1)
YGI           AIM V.I. Growth and Income Fund                                 A I M Management Group Inc.
YNO           Putnam VT New Opportunities Fund - Class IA Shares              Putnam Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------

(1)  American Express Financial Corporation (AEFC) is the investment advisor.

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life of New York.

American Express Financial Advisors Inc., an affiliate of IDS Life of New York, serves as distributor of the Flexible Premium Survivorship Variable Life Policy.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Fund. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

--------------------------------------------------------------------------------

56      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
IDS Life of New York is taxed as a life insurance company. The Variable Account is treated as part of IDS Life of New York for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

3. MORTALITY AND EXPENSE RISK FEE AND POLICY CHARGES

IDS Life of New York makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. The mortality and expense risk fee paid to IDS Life of New York is computed daily and is equal, on an annual basis, to 0.9% of the average daily net asset value of the subaccount. A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life of New York is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

IDS Life of New York deducts a policy fee of $30 per month for the first 15 years. This charge reimburses IDS Life of New York for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. IDS Life of New York does not anticipate that it will make any profit on this charge. IDS Life of New York reserves the right to change this charge in the future, but guarantees that it will never exceed $30 per month.

4. OPTIONAL INSURANCE BENEFIT CHARGE

Each month IDS Life of New York deducts charges for any optional insurance benefits added to the policy by rider.

5. PREMIUM EXPENSE CHARGE

IDS Life of New York deducts charges for three separate items from each premium payment. The total of these charges is called the premium expense charge. Details regarding these three charges follows.

A sales charge of 7.25% of each premium payment is deducted to compensate IDS Life of New York for expenses in distributing the policy, including agents' compensation, advertising and printing the prospectus and sales literature.

The policy provides that a charge of 1% of each premium payment is deducted to cover the premium taxes imposed by the state of New York.

The policy provides that a charge of 1.25% of each premium payment will be deducted to cover the federal taxes resulting from the sale of the policy. IDS Life of New York reserves the right to change this charge in the future if applicable federal law changes.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 57

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS

6. SURRENDER CHARGE

There are surrender charges for full surrender in the first 15 years of the policy. They are generally level for 5 years and decreasing the next 10 years. The surrender charge is $4.00 per $1,000 of the amount used to determine the death benefit (specified amount). This surrender charge reimburses IDS Life of New York for the cost of issuing the policy. Charges by IDS Life of New York for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $993,347 in 1999, $886,431 in 1998 and $688,445 in 1997. Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from surrender benefits paid by IDS Life of New York.

7. INVESTMENT IN SHARES

The subaccounts' investment in shares of the Funds as of Dec. 31, 1999 were as follows:

SUBACCOUNT  INVESTMENT                             SHARES     NAV
-------------------------------------------------------------------
            IDS Life Series Fund -- Equity
YEQ         Portfolio                             2,092,703  $49.82
            IDS Life Series Fund -- Government
YGS         Securities Portfolio                     64,436    9.61
            IDS Life Series Fund -- Income
YIN         Portfolio                               616,847    9.37
            IDS Life Series Fund --
YIT         International Equity Portfolio          834,669   24.10
            IDS Life Series Fund -- Managed
YMA         Portfolio                             2,221,289   23.10
            IDS Life Series Fund -- Money
YMM         Market Portfolio                      2,353,853    1.00
YGI         AIM V.I. Growth and Income Fund         780,948   31.59
            Putnam VT New Opportunities Fund -
YNO         Class IA Shares                         540,066   43.54
-------------------------------------------------------------------

8. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, were as follows:

                                                     YEAR ENDED DEC. 31,
SUBACCOUNT  INVESTMENT                         1999         1998          1997
----------------------------------------------------------------------------------
            IDS Life Series Fund -- Equity
YEQ         Portfolio                       $ 5,795,202  $14,149,333  $ 7,620,803
            IDS Life Series Fund --
            Government Securities
YGS         Portfolio                           191,569      247,569      172,859
            IDS Life Series Fund -- Income
YIN         Portfolio                           999,574    1,624,048    1,092,864
            IDS Life Series Fund --
YIT         International Equity Portfolio    2,811,966    3,401,869    4,017,372
            IDS Life Series Fund --
YMA         Managed Portfolio                 4,958,516    6,658,468    6,573,036
            IDS Life Series Fund -- Money
YMM         Market Portfolio                  4,131,370    2,410,705    1,784,114
            AIM V.I. Growth and Income
YGI         Fund                              9,859,243    5,153,905    2,798,870
            Putnam VT New Opportunities
YNO         Fund - Class IA Shares            6,901,504    4,188,738    2,378,386
----------------------------------------------------------------------------------
            Combined Variable Account       $35,648,944  $37,834,635  $26,438,304
----------------------------------------------------------------------------------

9. YEAR 2000 (UNAUDITED)

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of IDS Life of New York and the Variable Account. All of the major systems used by IDS Life of New York and the Variable Account are maintained by AEFC and

--------------------------------------------------------------------------------

58      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS are utilized by multiple subsidiaries and affiliates of AEFC. IDS Life of New York's and the Variable Account's businesses are heavily dependent upon AEFC's computer systems and have significant interaction with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to IDS Life of New York and the Variable Account, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve any potential problems including modification to existing software and the purchase of new software. As of Dec. 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of Dec. 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of third parties whose system failures could have an impact on IDS Life of New York's and the Variable Account's operations.

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. As of Dec. 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the results of actual production since Jan. 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on IDS Life of New York's and the Variable Account's business, results of operations, or financial condition as a result of the Year 2000 issue.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 59

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount.

YEAR ENDED DEC. 31,    1999     1998     1997     1996     1995    1994    1993    1992    1991     1990
----------------------------------------------------------------------------------------------------------

SUBACCOUNT YEQ (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- EQUITY PORTFOLIO)
Accumulation unit
  value at beginning
  of period             $4.11    $3.80    $3.17    $2.66   $1.94   $1.91   $1.70   $1.63   $0.98   $1.04
Accumulation unit
  value at end of
  period                $7.37    $4.11    $3.80    $3.17   $2.66   $1.94   $1.91   $1.70   $1.63   $0.98
Number of
  accumulation units
  outstanding at end
  of period
  (000 omitted)        14,139   13,469   11,924   10,219   7,545   6,265   4,382   2,916   1,668   1,061
----------------------------------------------------------------------------------------------------------

SUBACCOUNT YGS (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- GOVERNMENT SECURITIES PORTFOLIO)
Accumulation unit
  value at beginning
  of period             $2.26    $2.11    $1.96    $1.94   $1.66   $1.76   $1.58   $1.50   $1.30   $1.23
Accumulation unit
  value at end of
  period                $2.20    $2.26    $2.11    $1.96   $1.94   $1.66   $1.76   $1.58   $1.50   $1.30
Number of
  accumulation units
  outstanding at end
  of period
  (000 omitted)           283      300      256      295     301     284     244     159     112      69
----------------------------------------------------------------------------------------------------------

SUBACCOUNT YIN (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- INCOME PORTFOLIO)
Accumulation unit
  value at beginning
  of period             $2.37    $2.26    $2.11    $2.06   $1.72   $1.81   $1.59   $1.47   $1.29   $1.23
Accumulation unit
  value at end of
  period                $2.35    $2.37    $2.26    $2.11   $2.06   $1.72   $1.81   $1.59   $1.47   $1.29
Number of
  accumulation units
  outstanding at end
  of period
  (000 omitted)         2,493    2,466    2,184    2,032   1,614   1,408   1,308     744     517     369
----------------------------------------------------------------------------------------------------------

SUBACCOUNT YIT(1) (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- INTERNATIONAL EQUITY PORTFOLIO)
Accumulation unit
  value at beginning
  of period             $2.11    $1.75    $1.66    $1.36   $0.98   $1.00      --      --      --      --
Accumulation unit
  value at end of
  period                $2.87    $2.11    $1.75    $1.66   $1.36   $0.98      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period
  (000 omitted)         7,011    6,173    4,820    2,922     759     130      --      --      --      --
----------------------------------------------------------------------------------------------------------

SUBACCOUNT YMA (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- MANAGED PORTFOLIO)
Accumulation unit
  value at beginning
  of period             $3.97    $3.50    $2.99    $2.64   $2.24   $2.24   $1.89   $1.73   $1.32   $1.23
Accumulation unit
  value at end of
  period                $4.90    $3.97    $3.50    $2.99   $2.64   $2.24   $2.24   $1.89   $1.73   $1.32
Number of
  accumulation units
  outstanding at end
  of period
  (000 omitted)        10,457    9,923    9,079    8,043   6,737   6,000   4,308   2,720   1,912   1,236
----------------------------------------------------------------------------------------------------------

SUBACCOUNT YMM (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- MONEY MARKET PORTFOLIO)
Accumulation unit
  value at beginning
  of period             $1.63    $1.57    $1.52    $1.46   $1.39   $1.35   $1.33   $1.29   $1.24   $1.16
Accumulation unit
  value at end of
  period                $1.69    $1.63    $1.57    $1.52   $1.46   $1.39   $1.35   $1.33   $1.29   $1.24
Number of
  accumulation units
  outstanding at end
  of period
  (000 omitted)         1,337    1,055      735      605     352     196     193     147     191     167
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

60      VARIABLE SECOND-TO-DIE LIFE INSURANCE -- NEW YORK

IDS LIFE OF NEW YORK ACCOUNT 8 -- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE SUBACCOUNTS

YEAR ENDED DEC. 31,    1999     1998     1997     1996     1995    1994    1993    1992    1991     1990
----------------------------------------------------------------------------------------------------------

SUBACCOUNT YGI(2) (INVESTING IN SHARES OF AIM V.I. GROWTH AND INCOME FUND)
Accumulation unit
  value at beginning
  of period             $1.58    $1.25    $1.00    $1.00      --      --      --      --      --      --
Accumulation unit
  value at end of
  period                $2.10    $1.58    $1.25    $1.00      --      --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period
  (000 omitted)        11,739    6,206    2,465      148      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------

SUBACCOUNT YNO(2) (INVESTING IN SHARES OF PUTNAM VT NEW OPPORTUNITIES FUND - CLASS IA SHARES)
Accumulation unit
  value at beginning
  of period             $1.47    $1.19    $0.98    $1.00      --      --      --      --      --      --
Accumulation unit
  value at end of
  period                $2.47    $1.47    $1.19    $0.98      --      --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period
  (000 omitted)         9,520    5,472    2,226       84      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------

(1)  Operations commenced on Oct. 28, 1994.
(2)  Operations commenced on Nov. 22, 1996.

--------------------------------------------------------------------------------

                                                    PROSPECTUS -- MAY 1, 2000 61

IDS LIFE INSURANCE COMPANY OF NEW YORK
FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY OF NEW YORK
We have audited the accompanying balance sheets of IDS Life Insurance Company of New York (a wholly-owned subsidiary of IDS Life Insurance Company) as of December 31, 1999 and 1998, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company of New York at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP
February 3, 2000
Minneapolis, Minnesota

--------------------------------------------------------------------------------

                                      IDS LIFE INSURANCE COMPANY OF NEW YORK F-1

IDS LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS

DECEMBER 31, ($ THOUSANDS)                   1999         1998
 ASSETS
-----------------------------------------------------------------
Investments:
  Fixed maturities:
    Held to maturity, at amortized cost
    (fair value:
    1999, $432,004; 1998, $503,909)       $  434,343   $  473,592
    Available for sale, at fair value
    (amortized cost:
    1999, $579,014; 1998, $561,325)          555,574      578,591
-----------------------------------------------------------------
                                             989,917    1,052,183
Mortgage loans on real estate                154,062      166,835
Policy loans                                  27,528       25,421
Other investments                                 --          566
-----------------------------------------------------------------
    Total investments                      1,171,507    1,245,005
Cash and cash equivalents                      8,131        3,007
Amounts recoverable from reinsurers            6,914        4,077
Accounts receivable                              567          842
Premiums due                                     199          204
Accrued investment income                     18,365       19,893
Deferred policy acquisition costs            136,229      129,477
Deferred income taxes                          3,881           --
Other assets                                     723        1,042
Separate account assets                    1,957,703    1,491,679
-----------------------------------------------------------------
Total assets                              $3,304,219   $2,895,226
-----------------------------------------------------------------

 LIABILITIES AND STOCKHOLDER'S EQUITY
-----------------------------------------------------------------
Liabilities:
Future policy benefits:
Fixed annuities                           $  821,992   $  875,507
Universal life-type insurance                156,420      152,195
Traditional life, disability income and
  long-term care insurance                    64,278       55,910
Policy claims and other policyholders'
  funds                                        2,584        3,105
Deferred income taxes                             --        7,912
Amounts due to brokers                            --        4,507
Other liabilities                             21,432       24,945
Separate account liabilities               1,957,703    1,491,679
-----------------------------------------------------------------
Total liabilities                          3,024,409    2,615,760
-----------------------------------------------------------------
Stockholder's equity:
  Capital stock, $10 par value per
  share;
200,000 shares authorized, issued and
  outstanding                                  2,000        2,000
Additional paid-in capital                    49,000       49,000
Accumulated other comprehensive (loss)
  income:
Net unrealized securities (losses) gains     (14,966)      11,014
-----------------------------------------------------------------
Retained earnings                            243,776      217,452
-----------------------------------------------------------------
Total stockholder's equity                   279,810      279,466
-----------------------------------------------------------------
Total liabilities and stockholder's
  equity                                  $3,304,219   $2,895,226
=================================================================

See accompanying notes.

--------------------------------------------------------------------------------

F-2      IDS LIFE INSURANCE COMPANY OF NEW YORK

IDS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, ($ THOUSANDS)                          1999       1998       1997
 REVENUES:
--------------------------------------------------------------------------------------------
Traditional life, disability income and long-term care
  insurance premiums                                          $ 15,613   $ 13,852   $ 12,376
Policyholder and contractholder charges                         22,502     20,467     18,319
Mortality and expense risk fees                                 17,019     13,980     11,312
Net investment income                                           95,514    100,871    106,274
Net realized gains on investments                                1,386      2,163        547
--------------------------------------------------------------------------------------------
Total revenues                                                 152,034    151,333    148,828
--------------------------------------------------------------------------------------------

 BENEFITS AND EXPENSE:
--------------------------------------------------------------------------------------------
Death and other benefits:
Traditional life, disability income and long-term care
  insurance                                                      5,579      5,553      3,633
Universal life-type insurance and investment contracts           6,313      4,320      3,852
Increase in liabilities for future policy benefits for for
  traditional life, disability income and long-term care
  insurance                                                      6,098      3,662      3,979
Interest credited on universal life-type insurance and
  investment contracts                                          50,767     55,073     62,294
Amortization of deferred policy acquisition costs               15,787     18,362     17,201
Other insurance and operating expenses                           9,925      8,917     10,220
--------------------------------------------------------------------------------------------
Total benefits and expenses                                     94,469     95,887    101,179
--------------------------------------------------------------------------------------------
Income before income taxes                                      57,565     55,446     47,649
Income taxes                                                    19,241     19,098     16,471
--------------------------------------------------------------------------------------------
Net income                                                    $ 38,324   $ 36,348   $ 31,178
============================================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                                      IDS LIFE INSURANCE COMPANY OF NEW YORK F-3

IDS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                            ACCUMULATED
                                                                                               OTHER
                                                        TOTAL                  ADDITIONAL  COMPREHENSIVE
                                                    STOCKHOLDER'S   CAPITAL     PAID-IN    (LOSS) INCOME,   RETAINED
THREE YEARS ENDED DECEMBER 31, 1999 ($ THOUSANDS)      EQUITY        STOCK      CAPITAL      NET OF TAX     EARNINGS
 COMPREHENSIVE INCOME:
---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1996                            $ 229,863     $ 2,000     $ 49,000       $  6,937     $171,926
Net income                                               31,178          --           --             --       31,178
Unrealized holding gains arising during the year,
  net of deferred policy acquisition costs of ($1)
  and taxes of ($3,412)                                   6,337          --           --          6,337           --
Reclassification adjustment for gains included in
  net income, net of tax of $54                             (99)         --           --            (99)          --
Other comprehensive income                                6,238          --           --          6,238           --
---------------------------------------------------------------------------------------------------------------------
Comprehensive income                                     37,416                                      --           --
Cash dividends to parent                                (10,000)         --           --             --      (10,000)
---------------------------------------------------------------------------------------------------------------------

 COMPREHENSIVE INCOME:
---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1997                              257,279       2,000       49,000         13,175      193,104
Net income                                               36,348          --           --             --       36,348
Unrealized holding losses arising during the year,
  net of deferred policy acquisition costs of $22
  and taxes of $1,415                                    (2,628)         --           --         (2,628)          --
Reclassification adjustment for losses included in
  net income, net of tax of ($252)                          467          --           --            467           --
---------------------------------------------------------------------------------------------------------------------
Other comprehensive loss                                 (2,161)         --           --         (2,161)          --
Comprehensive income                                     34,187                                      --           --
---------------------------------------------------------------------------------------------------------------------
Cash dividends to parent                                (12,000)         --           --             --      (12,000)
---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1998                              279,466       2,000       49,000         11,014      217,452

 COMPREHENSIVE INCOME:
---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1998                              279,466       2,000       49,000         11,014      217,452
Net income                                               38,324          --           --             --       38,324
Unrealized holding losses arising during the year,
  net of deferred policy acquisition costs of $737
  and of taxes of $13,537                               (25,140)         --           --        (25,140)          --
Reclassification adjustment for gains included in
  net income, net of tax of $452                           (840)         --           --           (840)          --
---------------------------------------------------------------------------------------------------------------------
Other comprehensive loss                                (25,980)         --           --        (25,980)          --
Comprehensive income                                     12,344                                      --           --
---------------------------------------------------------------------------------------------------------------------
Cash dividends to parent                                (12,000)         --           --             --      (12,000)
---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1999                            $ 279,810     $ 2,000     $ 49,000       $(14,966)    $243,776
---------------------------------------------------------------------------------------------------------------------

See accompanying notes.

--------------------------------------------------------------------------------

F-4      IDS LIFE INSURANCE COMPANY OF NEW YORK

IDS LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, ($ THOUSANDS)                          1999        1998        1997
 CASH FLOWS FROM OPERATING ACTIVITIES:
-----------------------------------------------------------------------------------------------
Net income                                                    $  38,324   $  36,348   $  31,178
Adjustments to reconcile net income to net cash provided by
  operating activities:
Policy loans, excluding universal life-type insurance:
Issuance                                                         (3,063)     (3,110)     (3,073)
Repayment                                                         2,826       2,660       1,897
Change in accrued investment income                               1,528         312         863
Change in amounts recoverable from reinsurer                     (2,837)     (1,760)     (1,345)
Change in premiums due                                                5         (12)        (50)
Change in accounts receivable                                       275        (119)        218
Change in other assets                                              319         (47)        (95)
Change in deferred policy acquisition costs, net                 (6,015)     (2,841)     (7,431)
Change in liabilities for future policy benefits for
  traditional life, disability income and long-term care
  insurance                                                       8,368       5,441       5,131
Change in policy claims and other policyholders' funds             (522)       (908)        858
Deferred income tax provision (benefit)                           2,196      (2,369)       (960)
Change in other liabilities                                      (3,513)     (3,986)      3,468
Accretion of discount, net                                       (1,794)       (342)       (352)
Net realized gain on investments                                 (1,386)     (2,163)       (547)
Policyholder and contractholder charges, non-cash                (9,875)     (9,661)     (8,772)
Other, net                                                        1,859         118         715
-----------------------------------------------------------------------------------------------
Net cash provided by operating activities                     $  26,695   $  17,561   $  21,703

 CASH FLOWS FROM INVESTING ACTIVITIES:
-----------------------------------------------------------------------------------------------
Fixed maturities held to maturity:
Maturities, sinking fund payments and calls                   $  37,852   $  46,629   $  36,511
Sales                                                               790      16,173      12,616
Fixed maturities available for sale:
Purchases                                                      (155,690)    (86,072)   (101,818)
Maturities, sinking fund payments and calls                      50,515      96,578      84,229
Sales                                                            89,683      13,180      27,055
Other investments, excluding policy loans:
Purchases                                                        (3,598)     (9,121)    (33,243)
Sales                                                            16,671      21,113      14,233
Change in amounts due from brokers                                   --          --         995
Change in amounts due to brokers                                 (4,507)    (24,547)     26,047
-----------------------------------------------------------------------------------------------
Net cash provided by investing activities                        31,716      73,933      66,625

 CASH FLOWS FROM FINANCING ACTIVITIES:
-----------------------------------------------------------------------------------------------
Activity related to universal life-type insurance and
  investment contracts:
Considerations received                                          68,978      76,009     112,732
Surrenders and death benefits                                  (159,161)   (205,946)   (251,259)
Interest credited to account balances                            50,767      55,073      62,294
Universal life-type insurance policy loans:
Issuance                                                         (5,057)     (5,222)     (4,848)
Repayment                                                         3,186       3,599       2,753
Cash dividend to parent                                         (12,000)    (12,000)    (10,000)
-----------------------------------------------------------------------------------------------
Net cash used in financing activities                           (53,287)    (88,487)    (88,328)
-----------------------------------------------------------------------------------------------
Net increase in cash and cash equivalents                         5,124       3,007          --
Cash and cash equivalents at beginning of year                    3,007          --          --
-----------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                      $   8,131   $   3,007   $      --
-----------------------------------------------------------------------------------------------

See accompanying notes.

--------------------------------------------------------------------------------

                                      IDS LIFE INSURANCE COMPANY OF NEW YORK F-5

NOTES TO FINANCIAL STATEMENTS ($ THOUSANDS)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS
IDS Life Insurance Company of New York (the Company) is engaged in the insurance and annuity business in the state of New York. The Company's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

BASIS OF PRESENTATION
The Company is a wholly owned subsidiary of IDS Life Insurance Company (IDS
Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the New York Department of Insurance as reconciled in Note 11.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS
Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive (loss) income, net of deferred policy acquisition costs and deferred income taxes.

Realized investment gains or losses are determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in an allowance for mortgage loan losses. The allowance for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the allowance account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral

--------------------------------------------------------------------------------

F-6      IDS LIFE INSURANCE COMPANY OF NEW YORK
values, and current economic and political conditions. Management regularly evaluates the adequacy of the allowance for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

The cost of interest rate caps is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized.

Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

STATEMENTS OF CASH FLOWS
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

Supplementary information to the statements of cash flows for the years ended December 31 is summarized as follows:

                                      1999     1998     1997
--------------------------------------------------------------
Cash paid during the year for:
Income taxes                         $20,670  $22,470  $17,811
Interest on borrowings                   124    1,600    1,026

RECOGNITION OF PROFITS ON ANNUITY CONTRACTS AND INSURANCE POLICIES
Profits on fixed deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses.

The retrospective deposit method is used in accounting for universal life-type insurance. This method recognizes profits over the lives of the policies in proportion to the estimated gross profits expected to be realized.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Policyholder and contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Mortality and expense fees are received from the variable annuity and variable life insurance separate accounts.

DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities

--------------------------------------------------------------------------------

                                      IDS LIFE INSURANCE COMPANY OF NEW YORK F-7
and installment annuities are amortized primarily using the interest method. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For universal life-type insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key assumptions underlying the amortization models prospectively. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. Net unlocking adjustments in 1999, 1998 and 1997 were not significant.

LIABILITIES FOR FUTURE POLICY BENEFITS
Liabilities for universal-life type insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for equity indexed deferred annuities are determined as the present value of guaranteed benefits and the intrinsic value of index-based benefits.

Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 4 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%.

REINSURANCE
The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life and $1,500 on any policy insuring a joint-life combination. Risk not retained is reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. The Company retains all disability income and waiver of premium risk. Beginning in 2000, the Company will retain all accidental death benefit risk.

FEDERAL INCOME TAXES
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American

--------------------------------------------------------------------------------

F-8      IDS LIFE INSURANCE COMPANY OF NEW YORK

Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Included in other liabilities at December 31, 1999 and 1998 are $366, and $3,647, respectively, payable to IDS Life for federal income taxes.

SEPARATE ACCOUNT BUSINESS
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

ACCOUNTING CHANGES
American Institute of Certified Public Accountants (AICPA) Statement of Position
(SOP) 98-1, "Accounting for Costs of Computer Software Developed or Obtained for Internal Use" became effective January 1, 1999. The SOP requires the capitalization of certain costs incurred after the date of adoption to develop or obtain software for internal use. Software utilized by the Company is owned by AEFC and capitalized by AEFC. As a result, the new rule did not have a material impact on the Company's results of operations or financial condition.

Effective January 1, 1999, the Company adopted AICPA SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," providing guidance for the timing of recognition of liabilities related to guaranty fund assessments. The Company had historically carried a balance in other liabilities on the balance sheet for potential guaranty fund assessment exposure. Adoption of the SOP did not have a material impact on the Company's results of operations or financial condition.

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is effective January 1, 2001. This Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. The ultimate financial effect of the new rule will be measured based on the derivatives in place at adoption and cannot be estimated at this time.

PERMITTED STATUTORY ACCOUNTING PRACTICES
The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York Insurance Department. Currently, "prescribed" statutory practices are interspersed throughout state insurance laws and regulations, the NAIC ACCOUNTING PRACTICES AND PROCEDURES MANUAL and a variety of other NAIC publications. "Permitted"

--------------------------------------------------------------------------------

                                      IDS LIFE INSURANCE COMPANY OF NEW YORK F-9
statutory accounting practices encompass all accounting practices that are not prescribed: such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

In 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of New York must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. New York has not yet made a decision regarding whether or not it will accept Codification. While management has not yet determined the impact of Codification to the Company's statutory-basis financial statements, it does not believe the impact will be material.

RECLASSIFICATIONS
Certain 1998 and 1997 amounts have been reclassified to conform to the 1999 presentation.

2. INVESTMENTS

Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1999 are as follows:

                                                     GROSS       GROSS
                                    AMORTIZED      UNREALIZED  UNREALIZED      FAIR
HELD TO MATURITY                      COST           GAINS       LOSSES        VALUE
----------------------------------------------------------------------------------------
U.S. Government agency
  obligations                       $  2,490        $    20     $   150      $  2,360
Corporate bonds and
  obligations                        384,241          6,066       7,058       383,249
Mortgage-backed securities            47,612            103       1,320        46,395
----------------------------------------------------------------------------------------
                                    $434,343        $ 6,189     $ 8,528      $432,004
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

                                             GROSS       GROSS
                                AMORTIZED  UNREALIZED  UNREALIZED    FAIR
AVAILABLE FOR SALE                COST       GAINS       LOSSES      VALUE
----------------------------------------------------------------------------
State and municipal
  obligations                   $    104    $     6     $    --    $    110
Corporate bonds and
  obligations                    374,846      2,324      20,325     356,845
Mortgage-backed securities       204,064        580       6,025     198,619
----------------------------------------------------------------------------
                                $579,014    $ 2,910     $26,350    $555,574
----------------------------------------------------------------------------
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

F-10      IDS LIFE INSURANCE COMPANY OF NEW YORK

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1998 are as follows:

                                             GROSS       GROSS
                                AMORTIZED  UNREALIZED  UNREALIZED    FAIR
HELD TO MATURITY                  COST       GAINS       LOSSES      VALUE
----------------------------------------------------------------------------
U.S. Government agency
  obligations                   $  2,871    $   159     $    --    $  3,030
Corporate bonds and
  obligations                    417,648     29,795         474     446,969
Mortgage-backed securities        53,073        844           7      53,910
----------------------------------------------------------------------------
                                $473,592    $30,798     $   481    $503,909
----------------------------------------------------------------------------
----------------------------------------------------------------------------

                                             GROSS       GROSS
                                AMORTIZED  UNREALIZED  UNREALIZED    FAIR
AVAILABLE FOR SALE                COST       GAINS       LOSSES      VALUE
----------------------------------------------------------------------------
State and municipal
  obligations                   $    105    $     9     $    --    $    114
Corporate bonds and
  obligations                    336,985     15,939       6,296     346,628
Mortgage-backed securities       224,235      7,614          --     231,849
----------------------------------------------------------------------------
                                $561,325    $23,562     $ 6,296    $578,591
----------------------------------------------------------------------------
----------------------------------------------------------------------------

The amortized cost and fair value of investments in fixed maturities at December 31, 1999 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

HELD TO MATURITY
------------------------------------------------------------
Due in one year or less                   $ 14,966  $ 15,118
Due from one to five years                 213,933   214,972
Due from five to ten years                 111,707   111,314
Due in more than ten years                  46,125    44,205
Mortgage-backed securities                  47,612    46,395
------------------------------------------------------------
                                          $434,343  $432,004
------------------------------------------------------------

AVAILABLE FOR SALE
------------------------------------------------------------
Due in one year or less                   $ 14,422  $ 14,657
Due from one to five years                  37,204    37,477
Due from five to ten years                 214,169   203,150
Due in more than ten years                 109,155   101,671
Mortgage-backed securities                 204,064   198,619
------------------------------------------------------------
                                          $579,014  $555,574
------------------------------------------------------------

During the years ended December 31, 1999, 1998 and 1997, fixed maturities classified as held to maturity were sold with amortized cost of $790, $16,175 and $12,737, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' creditworthiness.

Fixed maturities available for sale were sold during 1999 with proceeds of $89,683 and gross realized gains and losses of $1,917 and $625, respectively. Fixed maturities available for sale were sold during 1998 with proceeds of $13,180 and gross realized gains and losses of $1,159 and $440, respectively. Fixed maturities available for sale were sold during 1997 with proceeds of $27,055 and gross realized gains and losses of $461 and $309, respectively.

--------------------------------------------------------------------------------

                                     IDS LIFE INSURANCE COMPANY OF NEW YORK F-11

At December 31, 1999, bonds carried at $254 were on deposit with the state of New York as required by law.

At December 31, 1999, investments in fixed maturities comprised 85 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $147 million which are rated by AEFC internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

RATING                                       1999        1998
----------------------------------------------------------------
Aaa/AAA                                   $  250,577  $  280,669
Aa/AA                                         12,992      15,815
Aa/A                                          25,489      16,327
A/A                                          150,187     151,838
A/BBB                                         68,417      68,640
Baa/BBB                                      354,331     366,776
Baa/BB                                        23,562      39,666
Below investment grade                       127,802      95,186
----------------------------------------------------------------
                                          $1,013,357  $1,034,917
----------------------------------------------------------------
----------------------------------------------------------------

At December 31, 1999, 94 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than one percent of the Company's total investments in fixed maturities.

At December 31, 1999, approximately 13 percent of the Company's investments were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                                   DECEMBER 31, 1999        DECEMBER 31, 1998
                                ON BALANCE  COMMITMENTS  ON BALANCE  COMMITMENTS
REGION                            SHEET     TO PURCHASE    SHEET     TO PURCHASE
--------------------------------------------------------------------------------
West North Central               $ 22,686      $ --       $ 24,725      $ --
East North Central                 25,195        --         29,134        59
South Atlantic                     31,748        --         34,175       598
Middle Atlantic                    17,672        --         18,350        --
Pacific                             6,751        --          9,706        --
Mountain                           35,608        --         36,636        --
New England                         8,209        --          7,851        --
East South Central                  7,394        --          7,521        --
West South Central                      0        --            237        --
--------------------------------------------------------------------------------
                                  155,262        --        168,335       657
Less allowance for losses           1,200        --          1,500        --
--------------------------------------------------------------------------------
                                 $154,062      $ --       $166,835      $657
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

F-12      IDS LIFE INSURANCE COMPANY OF NEW YORK

                                   DECEMBER 31, 1999        DECEMBER 31, 1998
                                ON BALANCE  COMMITMENTS  ON BALANCE  COMMITMENTS
PROPERTY TYPE                     SHEET     TO PURCHASE    SHEET     TO PURCHASE
--------------------------------------------------------------------------------
Apartments                       $ 54,118      $ --       $ 59,019      $ --
Department/retail stores           49,810        --         54,018       624
Office buildings                   22,090        --         23,902        --
Industrial buildings               16,938        --         18,590        33
Nursing/retirement                  5,058        --          5,153        --
Medical buildings                   7,248        --          7,416        --
Hotels/motels                          --        --            237        --
--------------------------------------------------------------------------------
                                  155,262        --        168,335       657
Less allowance for losses           1,200        --          1,500        --
--------------------------------------------------------------------------------
                                 $154,062      $ --       $166,835      $657
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Mortgage loan fundings are restricted by state insurance regulatory authority to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 1999 and 1998, the Company's recorded investment in impaired loans was $nil and $1,268, with allowances of $nil and $300, respectively. During 1999 and 1998, the average recorded investment in impaired loans was $nil and $1,282, respectively.

The Company recognized $2, $123 and $126 of interest income related to impaired loans for the years ended December 31, 1999, 1998 and 1997, respectively.

The following table presents changes in the allowance for investment losses related to all loans:

                                      1999    1998    1997
-----------------------------------------------------------
Balance, January 1                   $1,500  $1,500  $1,300
Provision (reduction) for
  investment losses                    (300)     --     200
-----------------------------------------------------------
Balance, December 31                 $1,200  $1,500  $1,500
-----------------------------------------------------------
-----------------------------------------------------------

Net investment income for the years ended December 31 is summarized as follows:

                                      1999      1998      1997
----------------------------------------------------------------
Interest on fixed maturities         $78,342  $ 85,164  $ 92,007
Interest on mortgage loans            12,895    14,599    14,228
Other investment income                4,764     3,365     1,715
Interest on cash equivalents             350        64        91
----------------------------------------------------------------
                                      96,351   103,192   108,041
Less investment expenses                 837     2,321     1,767
----------------------------------------------------------------
                                     $95,514  $100,871  $106,274
----------------------------------------------------------------
----------------------------------------------------------------

--------------------------------------------------------------------------------

                                     IDS LIFE INSURANCE COMPANY OF NEW YORK F-13

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

                                      1999    1998    1997
-----------------------------------------------------------
Fixed maturities                     $1,086  $2,018  $  844
Mortgage loans                          300      --    (200)
Other investments                        --     145     (97)
-----------------------------------------------------------
                                     $1,386  $2,163  $  547
-----------------------------------------------------------
-----------------------------------------------------------

Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                       1999     1998     1997
--------------------------------------------------------------
Fixed maturities available for sale  $(40,706) $(3,347) $9,599

3. INCOME TAXES

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ending December 31 consists of the following:

                                      1999     1998     1997
--------------------------------------------------------------
Federal income taxes:
Current                              $16,426  $20,192  $16,371
Deferred                               2,196   (2,369)    (960)
--------------------------------------------------------------
                                      18,622   17,823   15,411
State income taxes-current               619    1,275    1,060
--------------------------------------------------------------
Income tax expense                   $19,241  $19,098  $16,471
--------------------------------------------------------------
--------------------------------------------------------------

Increases (decreases) to the income tax provision applicable to pretax income based on the statutory rate are attributable to:

                                 1999              1998              1997
                           PROVISION  RATE   PROVISION  RATE   PROVISION  RATE
-------------------------------------------------------------------------------
Federal income taxes
  based on the statutory
  rate                      $20,148   35.0%   $19,406   35.0%   $16,677   35.0%
Increases (decreases) are
  attributable to:
Tax-excluded interest and
  dividend income              (509)  (0.9)      (660)  (1.2)      (569)  (1.2)
State tax, net of federal
  benefit                       402    0.7        829    1.5        689    1.4
Other, net                     (800)  (1.4)      (477)  (0.9)      (326)  (0.6)
-------------------------------------------------------------------------------
Total income taxes          $19,241   33.4%   $19,098   34.4%   $16,471   34.6%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 1999, the Company had a policyholders' surplus account balance of $798. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $279 have not been established because no distributions of such amounts are contemplated.

--------------------------------------------------------------------------------

F-14      IDS LIFE INSURANCE COMPANY OF NEW YORK

Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

                                           1999     1998
----------------------------------------------------------
Deferred income tax assets:
Policy reserves                           $28,245  $29,318
Investments                                 6,980       --
Other                                       6,690    6,502
----------------------------------------------------------
Total deferred income tax assets           41,915   35,820
----------------------------------------------------------
----------------------------------------------------------
Deferred income tax liabilities:
Deferred policy acquisition costs          38,033   36,673
Investments                                    --    7,059
----------------------------------------------------------
Total deferred income tax liabilities      38,033   43,732
----------------------------------------------------------
Net deferred income tax assets
  (liabilities)                           $ 3,882  ($7,912)
----------------------------------------------------------
----------------------------------------------------------

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by the New York Department of Insurance. All dividend distributions must be approved by the New York Department of Insurance. Statutory unassigned surplus aggregated $155,952 and $132,702 as of December 31, 1999 and 1998, respectively (see Note 3 with respect to the income tax effect of certain distributions and Note 11 for a reconciliation of net income and stockholder's equity per the accompanying financial statements to statutory net income and surplus).

BENEFIT PLANS

The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $27, $37 and $39 in 1999, 1998 and 1997, respectively.

The Company has a "Sales Benefit Plan" which is an unfunded, noncontributory retirement plan for all eligible financial advisors. Total plan costs for 1999, 1998 and 1997, which are calculated on the basis of commission earnings of the individual financial advisors, were $1,446, $1,480 and $1,965, respectively. Such costs are included in deferred policy acquisition costs.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1999, 1998 and 1997 were $218, $252 and $312, respectively.

--------------------------------------------------------------------------------

                                     IDS LIFE INSURANCE COMPANY OF NEW YORK F-15

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service-related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. Costs of these plans charged to operations in 1999, 1998 and 1997 were $nil.

6. INCENTIVE PLAN AND RELATED PARTY OPERATING EXPENSES

The Company maintains a "Persistency Payment Plan." Under the terms of this plan, financial advisors earn additional compensation based on the volume and persistency of insurance sales. The total costs for the plan for 1999, 1998 and 1997 were $96, $140 and $1,490, respectively. Such costs are included in deferred policy acquisition costs.

Charges by IDS Life and AEFC for the use of joint facilities, marketing services and other services aggregated $13,042, $9,403 and $11,589 for 1999, 1998 and 1997, respectively. Certain of these costs are included in deferred policy acquisition costs.

7. COMMITMENTS AND CONTINGENCIES

In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits. The Company had been named as a co-defendant in one of these lawsuits. It is expected the settlement will provide $215 million of benefits to more than 2 million participants. The agreement in principle to settle also provides for release by class members of all insurance and annuity market conduct claims dating back to 1985 and is subject to a number of contingencies including a definitive agreement and court approval. The portion of the settlement allocated to the Company did not have a material impact on the Company's financial position or results from operations.

At December 31, 1999 and 1998, traditional life insurance and universal life-type insurance in force aggregated $5,448,451 and $4,941,727 respectively, of which $272,276 and $248,280 were reinsured at the respective year ends.

In addition, the Company has a stop loss reinsurance agreement with IDS Life covering ordinary life benefits. IDS Life agrees to pay all death benefits incurred each year which exceed 125 percent of normal claims, where normal claims are defined in the agreement as .095 percent of the mean retained life insurance in force. Premiums ceded to IDS Life amounted to $150, $134 and $115 for the years ended December 31, 1999, 1998 and 1997, respectively. Claim recoveries under the terms of this reinsurance agreement were $nil, $nil and $963 in 1999, 1998 and 1997, respectively.

Premiums ceded to reinsurers other than IDS Life amounted to $2,873, $2,178 and $1,583 for the years ended December 31, 1999, 1998 and 1997, respectively. Claim recoveries from reinsurers other than IDS Life amounted to $473, $228 and $1,366 for the years ended December 31, 1999, 1998 and 1997, respectively.

Reinsurance contracts do not relieve the Company from its primary obligations to policyholders.

The Company has an agreement to assume a block of extended term life insurance business. The amount of insurance in force related to this agreement was $237,038 and $267,806 at December 31, 1999 and 1998, respectively. The accompanying statement of income includes premiums of $nil for the years ended December 31, 1999, 1998 and 1997, and decreases in liabilities for future policy benefits of $1,277, $1,742 and $1,889 related to this agreement for the years ended December 31, 1999, 1998 and 1997, respectively.

--------------------------------------------------------------------------------

F-16      IDS LIFE INSURANCE COMPANY OF NEW YORK

8. LINES OF CREDIT

The Company has an available line of credit with AEFC aggregating $25,000. The interest rate for any borrowing is established by reference to various indicies plus 20 to 45 basis points depending on the term. There were no borrowings outstanding under this agreement at December 31, 1999 or 1998.

9. DERIVATIVE FINANCIAL INSTRUMENTS

The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty and industry, and requiring collateral, where appropriate. The Company's counterpart is rated A or better by Moody's and Standard & Poor's.

Credit risk related to interest rate caps is measured by replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

The Company's holdings of derivative financial instruments are as follows:

                                           NOTIONAL    CARRYING      FAIR     TOTAL CREDIT
DECEMBER 31, 1999                           AMOUNT      AMOUNT      VALUE       EXPOSURE
------------------------------------------------------------------------------------------
Assets:
  Interest rate caps                       $200,000      $ --        $ --         $ --
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

DECEMBER 31, 1998
------------------------------------------------------------------------------------------
Assets:
  Interest rate caps                       $200,000      $566        $ 2          $ 2
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps expire in the year 2000.

Interest rate caps are used to manage the Company's exposure to interest rate risk. These instruments are used primarily to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

--------------------------------------------------------------------------------

                                     IDS LIFE INSURANCE COMPANY OF NEW YORK F-17

10. FAIR VALUES OF FINANCIAL INSTRUMENTS

The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs, are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                         1999                    1998
                                 CARRYING      FAIR      CARRYING      FAIR
FINANCIAL ASSETS                  AMOUNT      VALUE       AMOUNT      VALUE
------------------------------------------------------------------------------
Investments:
  Fixed maturities (Note 2):
    Held to maturity            $  434,343  $  432,004  $  473,592  $  503,909
    Available for sale             555,574     555,574     578,591     578,591
  Mortgage loans on real
    estate (Note 2)                154,062     152,942     166,835     178,559
  Other:
    Derivative financial
      instruments (Note 9)              --          --         566           2
    Separate accounts assets
      (Note 1)                   1,957,703   1,957,703   1,491,679   1,491,679

                                         1999                    1998
                                 CARRYING      FAIR      CARRYING      FAIR
FINANCIAL LIABILITIES             AMOUNT      VALUE       AMOUNT      VALUE
------------------------------------------------------------------------------
Future policy benefits for
  fixed annuities               $  732,752  $  715,213  $  788,780  $  765,430
Separate account liabilities     1,722,028   1,668,067   1,355,430   1,302,422

At December 31, 1999 and 1998, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $83,646 and $81,358, respectively, and policy loans of $5,594 and $5,369, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 1999 and 1998. The fair value of deferred annuities is estimated as the carrying amount less any surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1999 and 1998.

At December 31, 1999 and 1998, the fair value of liabilities related to separate accounts is estimated as the carrying amount less applicable surrender charges and less variable insurance contracts carried at $235,675 and $136,249, respectively.

--------------------------------------------------------------------------------

F-18      IDS LIFE INSURANCE COMPANY OF NEW YORK

11. STATUTORY INSURANCE ACCOUNTING PRACTICES

Reconciliations of net income for the years ended December 31 and stockholder's equity at December 31, as shown in the accompanying financial statements, to that determined using statutory accounting practices are as follows:

                                       1999      1998      1997
-----------------------------------------------------------------
Net income, per accompanying
  financial statements               $ 38,324  $ 36,348  $ 31,178
Deferred policy acquisition costs      (6,015)   (2,841)   (7,432)
Adjustments of future policy
  benefit liabilities                  (4,615)   (6,199)   (4,928)
Deferred income tax benefit             2,196    (2,369)     (960)
Provision for losses on investments      (161)      862       296
IMR gain/loss transfer and
  amortization                           (154)   (1,451)     (119)
Adjustment to separate account
  reserves                              5,498     2,767    10,267
Other, net                                766      (350)      430
-----------------------------------------------------------------
Net income, on basis of statutory
  accounting practices               $ 35,839  $ 26,767  $ 28,732
-----------------------------------------------------------------
-----------------------------------------------------------------
Stockholder's equity, per
  accompanying financial statements  $279,810  $279,466  $257,279
Deferred policy acquisition costs    (136,229) (129,477) (126,614)
Adjustments of future policy
  benefit liabilities                   2,845     4,697     9,452
Deferred income taxes                  (3,881)    7,912    11,445
Asset valuation reserve               (16,164)  (15,516)  (16,698)
Adjustments of separate account
  liabilities                          61,721    56,223    53,456
Adjustments of investments to
  amortized cost                       23,440   (17,266)  (20,613)
Premiums due, deferred and advance      1,485     1,381     1,237
Deferred revenue liability              3,021     2,482     1,941
Allowance for losses                    1,200     1,500     1,645
Non-admitted assets                      (421)     (450)     (552)
Interest maintenance reserve           (3,155)   (3,001)   (1,551)
Other, net                             (5,416)   (2,915)   (1,463)
-----------------------------------------------------------------
Stockholder's equity, on basis of
  statutory accounting practices     $208,256  $185,036  $168,963
-----------------------------------------------------------------
-----------------------------------------------------------------

12. YEAR 2000 (UNAUDITED)

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Company. All of the major systems used by the Company are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. The Company's businesses are heavily dependent upon AEFC's computer systems and have significant interaction with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to the Company, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve potential problems including modification to existing software and the purchase of new software. As of December 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of December 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of other third parties whose system failures could have an impact on the Company's operations.

--------------------------------------------------------------------------------

                                     IDS LIFE INSURANCE COMPANY OF NEW YORK F-19

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. At December 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the results of actual production since January 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on the Company's business, results of operations, or financial condition as a result of the Year 2000 issue.

--------------------------------------------------------------------------------

F-20      IDS LIFE INSURANCE COMPANY OF NEW YORK

--------------------------------------------------------------------------------
 VARIABLE SECOND-TO-DIE LIFE INSURANCE

PROSPECTUS FOR:

- FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY ISSUED BY IDS LIFE INSURANCE COMPANY OF NEW YORK

    IDS LIFE INSURANCE COMPANY OF NEW YORK
    20 Madison Avenue Extension               LOGO
    Albany, New York 12203                    LOGO

S-6185 F (5/00)



(REG2)

                                     PART II

                          UNDERTAKINGS TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission hereto or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

The By-Laws of IDS Life Insurance Company of New York provide that:

To the extent permitted and in the manner prescribed by law, the Corporation shall indemnify any person made, or threatened to be made, a party to any action, suit or proceeding, civil or criminal, by reason of the fact that he, his testator or intestate, is or was Director or officer of the Corporation or of any other corporation of any type or kind, domestic or foreign, which he served in any capacity at the request of the Corporation, against judgments, fines, amounts paid in settlement and reasonable expenses (which the Corporation may advance), including attorney's fees, actually and necessarily incurred as a result of such action, suit or proceeding, or any appeal therein.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 205 OF THE NATIONAL SECURITIES MARKET IMPROVEMENT ACT OF 1996

The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                    REPRESENTATIONS PURSUANT TO RULE 6e-3 (T)

This filing is made pursuant to Rule 6c-3 and 6e-3 (T) under the Investment Company Act of 1940.

                     CONTENTS OF THE REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

         The facing sheet.

         The prospectus consisting of 61 pages.

         The undertakings to file reports.

         The signatures.

         The following exhibits:

1.       A.       Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2 to the Registration Statement.

                  (1) Resolution of Board of Directors of IDS Life of New York authorizing the Trust, adopted September 12, 1985, filed as Exhibit 1.A.(1) to Registrant's Form N-8B-2 with Port-Effective Amendment No. 11 , File No. 33-15290 is incorporated herein by reference.

                  (2)      Not applicable.

                  (3)      (a)      Not applicable.

                           (b)      (1)     Form of Explanation of New York
                                            Sales Agreement*

                                    (2)     Form of Personal Financial Planner's
                                            Agreement with IDS Financial
                                            Services Inc.*

                                    (3)     Form of Personal Financial Planner's
                                            Agreement with IDS Life Insurance
                                            Company of New York*

                                    (4)     Form of Field Trainer's Rider to
                                            Personal Financial
                                            Planner's Agreement.*

                                    (5)     Form of District Manager's Rider to
                                            Personal Financial Planner's
                                            Agreement.*

                                    (6)     Form of New York District Manager -
                                            Insurance Rider to Personal
                                            Financial Planner Agreement.*

                                    (7)     Form of Division Manager's Agreement
                                            with IDS Financial Services Inc.*

                                    (8)     Form of New York Division Manager -
                                            Insurance Rider to Division
                                            Manager's Agreement with IDS
                                            Financial Services Inc.*

                                    (9)     Form of Field President Agreement
                                            with American Express
                                            Financial Advisors Inc.**

                                    (10)    Form of Recruiting and Training
                                            Manager License Agreement with IDS
                                            Life Insurance Company of New
                                            York.**

                                    (11)    Form of Group Vice President
                                            Agreement with American Express
                                            Financial Advisors Inc.**

                                    (12)    Form of IDS Paraplanner License
                                            Agreement with IDS Life Insurance
                                            Company of New York.**

                           (c)      Schedules of Sales Commissions****

                  (4)      Not applicable.

                  (5) Flexible Premium Survivorship Variable Life Insurance Policy.**

                  (6) (a) Certificate of Incorporation of IDS Life Insurance Company of New York, dated July 23, 1957.*

                           (b) Amended By-Laws of IDS Life Insurance Company of New York.*

                  (7)      Not applicable.

                  (8) (a) Form of Investment Management and Services Agreement dated December 17, 1985, between IDS Life of New York and IDS Life of New York Series Fund, Inc.*

                           (b) Form of Investment Advisory Agreement dated July 11, 1984, between IDS Life of New York and IDS Financial Services Inc. relating to the Variable Account.*

                           (c) Addendum to Investment Management and Services Agreement.***

                           (d)      Addendum to Investment Advisory
                                    Agreement.***

                  (9)      None.

                  (10)     (a)      Application form for the Flexible Premium
                                    Survivorship Variable Life Insurance
                                    Policy.**

                           (b) Application form for Life and Disability Income Insurance.**

                  (11) IDS Life Insurance Company of New York's Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies.***

         B.       (1)      Not applicable.

                  (2)      Not applicable.

         C.       Not applicable.

2.        Opinion of counsel is filed electronically herewith.

3.        Not applicable.

4.        Not applicable.

5.        Not applicable.

6. Actuarial Opinion of Mark Gorham, F.S.A, M.A.A.A., Actuarial Director - Insurance Product Development is filed electronically herewith.

7. Written actuarial consent of Mark Gorham, F.S.A, M.A.A.A., Actuarial Director - Insurance Product Development is filed electronically herewith.

8. Written auditor consent of Ernst & Young LLP is filed electronically herewith.

9. Power of Attorney to sign amendments to this Registration Statement dated April 14, 1999 filed electronically as Exhibit 9 to Post-Effective Amendment No. 1 to Registration Statement, File No. 333-42257, is incorporated herein by reference.

* All of these exhibits are incorporated by reference to Amendment No. 3 to the Registration Statement to form N-8B-2 File No. 811-05213.

** All of these exhibits are incorporated by reference to Amendment No. 4 to the Registration Statement to form N-8B-2 File No. 811-05213.

*** All of  these  exhibits  are  incorporated  by  reference  to the  original
    Registration Statement to form S-6, File No. 333-42257

**** All of these exhibits are incorporated by reference to Pre-Effective No. 1 to the Registration Statement to Form S-6, File No. 333-42257.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company of New York, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in this City of Minneapolis, and State of Minnesota on the 25th day of April, 2000.


                                  IDS Life of New York Account 8
                                                    (Registrant)

                                  By IDS Life Insurance Company of New York
                                                    (Sponsor)

                                  By /s/   Richard W. Kling*
                                           Richard W. Kling, Director and
                                           Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 25th day of April, 2000:

Signature                               Title

/s/  Richard W. Kling*                  Director and Chairman of the
     Richard W. Kling                   Board

/s/  Timothy V. Bechtold*               Director and President
     Timothy V. Bechtold

/s/  Maureen A. Buckley*                Director, Vice President, Chief
     Maureen A. Buckley                 Operating Officer, Consumer Affairs
                                        Officer and Claims Officer

/s/  Rodney P. Burwell*                 Director
     Rodney P. Burwell

/s/  John R. Cattau*                    Director
     John R. Cattau

/s/  Robert R. Grew*                    Director
     Robert R. Grew

/s/  Jeffrey S. Horton*                 Vice President and Treasurer
     Jeffrey S. Horton

/s/  Jean B. Keffeler*                  Director
     Jean B. Keffeler

/s/  Thomas R. McBurney*                Director
     Thomas R. McBurney

/s/  Edward J. Muhl*                    Director
     Edward J. Muhl

/s/  Thomas V. Nicolosi*                Director
     Thomas V. Nicolosi

/s/  Stephen P. Norman*                 Director
     Stephen P. Norman

/s/  Richard M. Starr*                  Director
     Richard M. Starr

/s/  Philip C. Wentzel*                 Vice President and Controller
     Philip C. Wentzel

/s/  Michael R. Woodward*               Director
     Michael R. Woodward


*Signed pursuant to Power of Attorney dated April 14, 1999 filed electronically as Exhibit No. 9 to this Amendment to the Registration Statement on Form S-6, File No. 333-42257 and is incorporated herein by reference.




By: /s/   Mary Ellyn Minenko
          Mary Ellyn Minenko
          Counsel and Assistant Secretary